UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

dELiA*s, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

May 16, 2014

Dear Stockholder,

It is my pleasure to invite you to dELiA*s’ 2014 Annual Meeting of Stockholders.

We will hold the Annual Meeting at 9:00 a.m., local time, on Tuesday, June 17, 2014, at the corporate headquarters of dELiA*s, Inc., 50 W. 23rd Street, 10th Floor, New York, New York 10010. In addition to the formal items of business, we will review the major developments of the past year and answer your questions.

This booklet includes our Notice of Annual Meeting and Proxy Statement (containing important information about the matters to be acted upon at the Annual Meeting), and is accompanied by our Annual Report for the fiscal year ended February 1, 2014 and proxy card. The Proxy Statement describes the business that we will conduct at the Annual Meeting and provides information about us that you should consider when you vote your shares.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

Thank you for your ongoing support of dELiA*s. We look forward to seeing you at the Annual Meeting.

Sincerely,

Tracy Gardner

Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, June 17, 2014
Time:	9:00 a.m., local time
Place:	dELiA*s, Inc. 50 W. 23rd Street 10th Floor New York, New York 10010

Dear Stockholder:

At the Annual Meeting of dELiA*s, Inc. (the “Company,” “our” or “we”), we will ask you to:

•

elect seven members to our Board of Directors as named in the attached Proxy Statement to serve until the 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

•	ratify the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending January 31, 2015;

•	approve a non-binding advisory resolution relating to the compensation of the Company’s named executive officers identified in the attached Proxy Statement;

•	approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share;

•	approve the 2014 Stock Incentive Plan;

•	authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization;

•	transact any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 29, 2014 as the record date for identifying those stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Proxy Statement, the accompanying form of proxy card and our Annual Report for the fiscal year ended February 1, 2014 will be mailed to all stockholders of record on or about May 16, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2014.

THE PROXY STATEMENT AND OUR 2013 ANNUAL REPORT ARE AVAILABLE AT

HTTP://WWW.AMSTOCK.COM/PROXYSERVICES/VIEWMATERIAL.ASP?CONUMBER=14450.

BY ORDER OF THE BOARD OF DIRECTORS

Ryan A. Schreiber
Senior Vice President, General Counsel and Secretary

May 16, 2014

i

ii

PROXY STATEMENT FOR THE dELiA*s, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of dELiA*s, Inc. (“dELiA*s,” the “Company,” “us,” “our” or “we”) is soliciting your proxy to vote at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments or postponements of the Annual Meeting. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card or, if you own shares in “street name,” you will need to instruct your bank, broker or other nominee to vote your shares, as described below.

On or about May 16, 2014, we will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders of record as of the close of business on April 29, 2014. Although not part of this Proxy Statement, we also will send our Annual Report for the fiscal year ended February 1, 2014 (the “2013 Annual Report”).

What Information is Contained in These Materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. The 2013 Annual Report includes our audited consolidated financial statements.

Who May Vote?

Only stockholders of record of dELiA*s common stock, $.001 par value per share (“Common Stock”), and stockholders of record of dELiA*s series B convertible preferred stock, $.001 par value per share (“Preferred Stock”), at the close of business on April 29, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting. The Preferred Stock is entitled to vote on an as-converted basis with our Common Stock. That means each share of Preferred Stock is entitled to vote a total of 125 shares of Common Stock at the Annual Meeting. The Common Stock and Preferred Stock are our only authorized classes of voting stock. As of April 29, 2014, we had 70,790,376 shares of Common Stock and 199,834 shares of Preferred Stock outstanding. The Preferred Stock is convertible into 24,979,250 shares of Common Stock. Accordingly, a total of 95,769,626 shares (“Voting Stock”) are eligible to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on April 29, 2014 your shares of Common Stock were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, or your shares of Preferred Stock were registered in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. As of the Record Date, all shares of Preferred Stock were registered in the names of the holders of those shares.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on April 29, 2014 your shares were registered in the name of your broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter from the bank, broker or nominee indicating that you were the beneficial owner of the shares on April 29, 2014, the record date for voting.

Can I Attend the Annual Meeting?

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 29, 2014. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker, bank, or other nominee or a copy of a brokerage statement showing your share ownership as of April  29, 2014.

How Many Votes Do I Have?

Each share of Common Stock that you own entitles you to one vote, and each share of Preferred Stock is entitled to vote a total of 125 shares of Common Stock.

How Do I Vote By Proxy?

Stockholder of Record: Shares Registered in Your Name

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or if you have stock certificates, you may vote by completing, signing and mailing the enclosed proxy card in the envelope provided. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete, sign and date the enclosed proxy card and return it promptly in accordance with the instructions of your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?

If we receive a properly completed proxy card in time to vote, your “proxies,” David J. Dick, our Senior Vice President, Chief Financial Officer & Treasurer and/or Ryan A. Schreiber, our Senior Vice President, General Counsel & Secretary, will vote the shares as you or your bank, broker or other nominee have directed. If we receive a properly completed proxy card but no specific choices are made, your proxies will vote those shares as recommended by the Board of Directors as follows:

•	“FOR” the election of the seven nominees for director;

•	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending January 31, 2015;

•	“FOR” the approval of the non-binding advisory resolution relating to the compensation of the Company’s named executive officers;

•	“FOR” an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share;

•	“FOR” the 2014 Stock Incentive Plan; and

•	“FOR” the authorization of the Board of Directors to execute a reverse split of the Common Stock within one year of the date of such stockholder authorization.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. As of the date of this Proxy Statement, we knew of no matters to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

If you are a record holder and you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

•	you may send in another proxy with a later date;

•	you may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	you may vote in person at the Annual Meeting. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

As noted above, if your shares are held in street name, you must follow the instructions provided by your bank, broker, or other nominee in order to revoke your proxy.

What if I Receive More Than One Proxy Card?

If you hold shares of our Common Stock or our Preferred Stock in more than one account, whether as a record holder or in street name, you may receive more than one proxy card, or voting instruction form. If you choose to vote by proxy, which we recommend, please vote in the manner described under “How Do I Vote By Proxy?” for each account to ensure that all of your shares are voted.

How Do I Vote in Person?

If you hold shares in your own name (rather than in street name) and you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you are not the stockholder of record and you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter from the bank, broker or nominee indicating that you were the beneficial owner of the shares on April 29, 2014, the record date for voting.

Will My Shares be Voted if I Don’t Provide My Proxy or Instruction Form?

Registered Stockholders. If your shares are registered in your name, your shares will not be voted unless you provide a proxy or vote in person at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. Each of Proposal 1, the election of directors; Proposal 3, the advisory vote relating to the compensation of the Company’s named executive officers; Proposal 4, the approval of an amendment to the Amended and Restated Certification of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share; Proposal 5, the approval of the 2014 Stock Incentive Plan; and Proposal 6, the authorization of the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization, is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from you.

Discretionary Items. Proposal 2, the ratification of the appointment of the independent registered public accountants, is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from you may vote on this proposal in their discretion. If your bank, broker or other nominee does not receive instructions from you and it chooses not to vote on a matter for which it has discretionary voting authority, this is referred to as a “broker non-vote.” Broker non-votes are not counted in determining the shares that are entitled to vote on any matter that may be presented at the Annual Meeting. Accordingly, as to Proposal 2, broker non-votes will have no effect on the outcome of the vote.

What Vote is Required to Approve Each Proposal?

Proposal 1: Elect Seven Directors.

The seven nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name for the election of directors.

Proposal 2: Ratify Selection of Independent Registered Public Accountants.

The affirmative vote of a majority of the Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to ratify the selection of our independent registered public accountants. You may vote either FOR or AGAINST ratification, or you may ABSTAIN. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, the resulting broker non-votes will not be considered as entitled to be voted on this matter and will have no effect on the results of this vote. However, since a majority of shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to ratify the selection of our independent registered public accountants, shares that are voted to abstain will have the effect of a vote against ratification.

We are not required to obtain the approval of our stockholders to select our independent registered public accountants. However, if our stockholders do not ratify the selection of BDO USA, LLP as our independent registered public accountants for the fiscal year ending January 31, 2015, our Audit Committee will reconsider its selection.

Proposal 3: Approve a non-binding advisory resolution relating to the compensation of the Company’s named executive officers.

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to approve the non-binding advisory resolution relating to the compensation of the Company’s named executive officers. Because the stockholder vote on this proposal is advisory only, it will not be binding on the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the compensation of the Company’s named executive officers as the Compensation Committee deems appropriate. Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name with respect to the non-binding advisory resolution relating to the compensation of the Company’s named executive officers. If a broker does not exercise this authority, the resulting broker non-votes will not be considered as entitled to be voted on this matter and will have no effect on the results of this vote. However, since a majority of shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to approve the non-binding advisory resolution relating to the compensation of the Company’s named executive officers, shares that are voted to abstain will have the effect of a vote against approval.

Proposal 4: Approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share.

The affirmative vote of a majority of the outstanding shares of Voting Stock entitled to vote is required to approve the amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, par value $.001 per share. Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name with respect to the amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share. If a broker does not exercise this authority, the resulting broker non-votes will not be counted as having been voted on this matter. Since a majority of outstanding shares of Voting Stock entitled to vote is required to approve the amendment to our Amended and Restated Certificate of Incorporation, broker non-votes and shares that are voted to abstain will have the effect of a vote against approval.

Proposal 5: Approve the 2014 Stock Incentive Plan.

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to approve the 2014 Stock Incentive Plan, or the “2014 Plan.” Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name with respect to the 2014 Plan. If a broker does not exercise this authority, the resulting broker non-votes will not be considered as entitled to be voted on this matter and will have no effect on the results of this vote. However, since a majority of shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to approve the 2014 Plan, shares that are voted to abstain will have the effect of a vote against approval.

Proposal 6: Authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization.

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization. Brokerage firms do not have authority to vote stockholders’ unvoted shares held by the firms in street name with respect to the authorization of the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization. If a broker does not exercise this authority, the resulting broker non-votes will not be counted as having been voted on this matter. Since a majority of outstanding shares of Voting Stock entitled to vote is required to authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization, broker non-votes and shares that are voted to abstain will have the effect of a vote against authorization.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We let only our Inspector of Election (a representative of American Stock Transfer & Trust Company, our transfer agent) examine these documents. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file within four business days following the Annual Meeting.

Who Pays the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Voting Stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists.

On the Record Date, there were 95,769,626 shares of our Voting Stock outstanding and entitled to vote. Thus, 47,884,813 shares of our Voting Stock must be represented by proxy or by stockholders present at the Annual Meeting to have a quorum. If there is no quorum, the chairman of the Annual Meeting or holders of a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another time or date.

How do I Obtain an Electronic Copy of the 2013 Annual Report?

An electronic copy of our 2013 Annual Report is available through the Investor Relations section of our website at www.deliasinc.com. In addition, you can also find a copy of our 2013 Annual Report on the internet through the electronic data system of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

INFORMATION ABOUT dELiA*s SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our Voting Stock as of April 29, 2014 (other than as noted below) for (a) each of our current named executive officers, as defined in the Summary Compensation Table below, (b) each of our current directors, (c) all of our current directors and executive officers as a group, (d) each stockholder known by us to own beneficially more than 5% of our Common Stock and (e) each stockholder known by us to own beneficially more than 5% of our Preferred Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In that regard, percentage of ownership is based on 70,790,376 shares of Common Stock and 199,834 shares of Preferred Stock, respectively, outstanding as of April 29, 2014. However, in computing the number and percentage of shares of Common Stock that any such person or group may own, we have considered as outstanding shares of Common Stock that person has rights to acquire within 60 days of April 29, 2014 within the meaning of the rules of the SEC. These shares, however, are not considered to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock or Preferred Stock, respectively, shown to be beneficially owned by them based on information provided to us by such stockholders or on information contained in filings by them with the SEC.

Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o dELiA*s, Inc., 50 West 23rd Street, New York, New York 10010.

	Common Stock Beneficially Owned			Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number		Percentage (%)	Number		Percentage (%)
Executive Officers and Directors:
Brian Lex Austin-Gemas	650,000	(1)	*	—		—
Mario Ciampi	180,763	(2)	*	—		—
Seth A. Cohen	—		—	—		—
David Diamond	398,526	(3)	*	—		—
David J. Dick	181,366	(4)	*	—		—
Tracy Gardner	2,125,929	(5)	3.0%	856	(5)	*
Paul J. Raffin	324,710	(6)	*	—		—
Scott M. Rosen	285,026	(7)	*	—		—
Ryan A. Schreiber	25,000	(8)	*	—		—
Joshua M. Schwartz	9,094,500	(9)	11.4%	72,756	(8)	36.4%
Michael Zimmerman	7,292,279	(10)	10.2%	8,559	(9)	4.3%
All current directors and executive officers as a group (11 persons)	20,558,099		28.8%	82,171		41.1%
Five Percent Stockholders:
Valinor Management, LLC	14,376,679	(11)	18.3%	62,442	(11)	31.2%
Flatbush Watermill, LLC	9,094,500	(12)	11.4%	72,756	(12)	36.4%
Prentice Capital Management, LP	7,104,555	(13)	9.9%	8,559	(13)	4.3%
BlackRock, Inc.	6,925,757	(14)	9.8%	—		—
Leon G. Cooperman	6,366,905	(15)	8.8%	12,840	(15)	6.4%
Tiger Global Management LLC	4,469,875	(16)	6.2%	8,559	(16)	4.3%

*	Less than 1%.
(1)	Includes 600,000 shares of restricted stock and 50,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014.
(2)	Includes 177,013 shares of restricted stock and 3,750 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014.

(3)	Includes 148,147 shares of restricted stock and 231,129 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014. Also includes 3,000 shares indirectly beneficially owned by Mr. Diamond’s spouse in an IRA account. Mr. Diamond disclaims beneficial ownership of the shares owned by his spouse.
(4)	Includes 23,866 shares of restricted stock and 150,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014.
(5)	Includes 1,500,000 shares of restricted stock, 270,833 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014, and 856 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 107,000 shares. Excludes 143,000 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to Ms. Gardner upon conversion of 1,144 shares of Preferred Stock issuable under the Company’s 7.25% secured convertible notes, or the “Notes.”
(6)	Includes 269,710 shares of restricted stock and 5,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014.
(7)	Includes 280,026 shares of restricted stock and 5,000 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of April 29, 2014.
(8)	Includes 25,000 shares of restricted stock.
(9)	Flatbush Watermill, LLC and Flatbush Watermill Management, LLC have shared voting and dispositive power with respect to 72,756 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 9,094,500 shares. FW2, LP owns and has shared voting and dispositive power with respect to 6,420 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 802,500 shares. FW3, LP owns and has shared voting and dispositive power with respect to 66,336 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 8,292,000 shares. Flatbush Watermill, LLC is the general partner of FW2, LP and FW3, LP. Flatbush Watermill Management, LLC is the investment advisor of FW2, LP and FW3, LP. Mr. Schwartz serves as the Managing Member of each of Flatbush Watermill, LLC and Flatbush Watermill Management, LLC. As a result, Mr. Schwartz may be deemed to control Flatbush Watermill, LLC and Flatbush Watermill Management, LLC and therefore may be deemed to be the beneficial owner of the 72,756 shares of Preferred Stock. Excludes 1,072,500 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to FW2, LP upon conversion of 8,580 shares of Preferred Stock issuable under the Notes, and 11,083,000 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to FW3, LP upon conversion of 88,664 shares of Preferred Stock issuable under the Notes.
(10)	PRENDEL, LLC (“PRENDEL”) owns and has shared voting and dispositive power with respect to 6,034,680 shares and 8,559 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 1,069,875 shares. Prentice Capital Management, LP (“Prentice Capital”) serves as the investment manager of PRENDEL and has shared voting and dispositive power with respect to such shares. Mr. Zimmerman is the managing member of the general partner of Prentice Capital. As a result, Mr. Zimmerman may be deemed to control Prentice Capital and PRENDEL and therefore may be deemed to be the beneficial owner of the 6,034,680 shares of Common Stock and the 8,559 shares of Preferred Stock owned by PRENDEL. Mr. Zimmerman disclaims beneficial ownership of the 6,034,680 shares of Common Stock and the 8,559 shares of Preferred Stock. Includes 183,974 shares of restricted stock and 3,750 shares obtainable upon the exercise of options that are currently exercisable or would become exercisable within 60 days of March 13, 2014. Excludes 1,430,125 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to PRENDEL upon conversion of 11,441 shares of Preferred Stock issuable under the Notes.
(11)

Based on a Schedule 13D filed with the SEC on February 26, 2014 by Valinor Management, LLC; Valinor Capital Partners Offshore Master Fund, L.P.; Valinor Capital Partners, L.P.; and David Gallo. According to the Schedule 13D, (a) Valinor Management, LLC and Mr. Gallo have shared voting and dispositive power with respect to all such shares; (b) Valinor Capital Partners Offshore Master Fund, L.P. has shared voting and dispositive power with respect to 9,657,054 of such shares; and (c) Valinor Capital Partners, L.P. has shared voting and dispositive power with respect to 4,719,625 of such shares. According to the Schedule 13D, Mr. Gallo is the managing member of Valinor Management, LLC, an investment management firm that serves as the investment manager to a number of private investment vehicles, including Valinor Capital Partners Offshore Master Fund, L.P. and Valinor Capital Partners, L.P. Excludes 3,234,000 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to Valinor Capital Partners, L.P. upon conversion of 25,872 shares of Preferred Stock issuable under the Notes, and 7,198,250 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to Valinor Capital Partners Offshore Master Fund, L.P. upon conversion of 57,586 shares of Preferred Stock issuable under the Notes. The address of each of the above-named individual and entities is 510 Madison Avenue, 25th Floor, New York, New York 10022.
(12)	Based on a Schedule 13D filed with the SEC on February 28, 2014 by FW2, LP; FW3, LP; Flatbush Watermill, LLC; Flatbush Watermill Management, LLC; and Joshua M. Schwartz. According to the Schedule 13D, (a) Flatbush Watermill, LLC; Flatbush Watermill Management, LLC; and Mr. Schwartz have shared voting and dispositive power with respect to all such shares; (b) FW2, LP has shared voting and dispositive power with respect to 802,500 of such shares; and (c) FW3, LP has shared voting and dispositive power with respect to 8,292,000 of such shares. According to the Schedule 13D, Flatbush Watermill, LLC is the general partner of FW2, LP and FW3, LP. Flatbush Watermill Management, LLC is the investment adviser of FW2, LP and FW3, LP. Mr. Schwartz serves as the Managing Member of each of Flatbush Watermill, LLC and Flatbush Watermill Management, LLC. Excludes 1,072,500 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to FW2, LP upon conversion of 8,580 shares of Preferred Stock issuable under the Notes, and 11,083,000 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to FW3, LP upon conversion of 88,664 shares of Preferred Stock issuable under the Notes. The address of each of the above-named individual and entities is 1325 Avenue of the Americas, 27th Floor, New York, New York 10019.
(13)	Based on a Form 3 filed with the SEC on February 28, 2014 by Prentice Capital and PRENDEL and a Schedule 13D/A (Amendment No. 7) filed with the SEC on March 3, 2014 by Prentice Capital, PRENDEL, Mr. Zimmerman and Mario Ciampi. According to the Schedule 13D/A, PRENDEL owns and has shared voting and dispositive power with respect to 6,034,680 shares and 8,559 shares of Preferred Stock that, upon conversion to Common Stock, would convert to 1,069,875 shares. Prentice Capital serves as the investment manager of PRENDEL and has shared voting and dispositive power with respect to such shares. Mr. Zimmerman is the managing member of the general partner of Prentice Capital and has shared voting and dispositive power with respect to such shares. As a result, Mr. Zimmerman may be deemed to control Prentice Capital and PRENDEL and therefore may be deemed to be the beneficial owner of the 6,034,680 shares of Common Stock and the 8,559 shares of Preferred Stock owned by PRENDEL. Each of Prentice Capital and Mr. Zimmerman disclaim beneficial ownership of the 6,034,680 shares of Common Stock and the 8,559 shares of Preferred Stock reported as owned by PRENDEL except to the extent of their pecuniary interest therein. Excludes 1,430,125 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to PRENDEL upon conversion of 11,441 shares of Preferred Stock issuable under the Notes. In addition, Mr. Ciampi, an employee of Prentice Capital, is a Director of dELiA*s, Inc. Prentice Capital may be deemed a director-by-deputization by reason of Mr. Zimmerman’s and Mr. Ciampi’s serving as directors of dELiA*s, Inc. The address of each of the above named individuals and entities is 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830.
(14)	Based on a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 7, 2014 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting and dispositive power with respect to all such shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
(15)	Based on a Schedule 13G filed with the SEC on November 5, 2013 by Leon G. Cooperman and information provided to the Company by Mr. Cooperman. The business address of Mr. Cooperman is 11431 W. Palmetto Park Road, Boca Raton, Florida 33428. Excludes 2,145,000 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to Mr. Cooperman upon conversion of 17,160 shares of Preferred Stock issuable under the Notes.

(16)	Based on a Schedule 13G filed with the SEC on March 6, 2014 by Tiger Global Investments, L.P.; Tiger Global Performance, LLC; Tiger Global Management, LLC; Charles P. Coleman III; and Feroz Dewan. According to the Schedule 13G, each of the above-named individuals and entities has shared voting and dispositive power with respect to such shares. The address of each of the above-named individuals and entities is 101 Park Avenue, 48th Floor, New York, New York 10178, except for Tiger Global Investments, L.P., which has an address of c/o Citco Fund Services (Curacao) B.V., Kaya Flamboyan 9, P.O. Box 4774, Curacao. Excludes 1,430,125 shares of Common Stock that, if stockholders approve the increase in the Company’s authorized shares of Common Stock (described below in Proposal 4), may be issued to Tiger Global Investments, L.P. upon conversion of 11,441 shares of Preferred Stock issuable under the Notes.

CORPORATE GOVERNANCE AND INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by, or under the direction of, our Board of Directors. Each member of our Board of Directors is elected at each annual meeting of stockholders to serve until the Company’s next annual meeting and until their respective successors have been duly elected and qualified. Our Board of Directors currently consists of seven members: Mario Ciampi, Seth A. Cohen, Tracy Gardner, Paul J. Raffin, Scott M. Rosen, Joshua M. Schwartz and Michael Zimmerman.

Based upon a review by the Board of Directors of all relevant information, the Board of Directors has determined that each of Messrs. Ciampi, Cohen, Raffin, Rosen, Schwartz and Zimmerman meets the requirements for independence under the rules of The Nasdaq Stock Market for board members and for members of the committees of the Board of Directors on which each serves.

Based upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, the Board approved the nomination of each of Messrs. Ciampi, Cohen, Raffin, Rosen, Schwartz and Zimmerman and Ms. Gardner for election at the Annual Meeting until the Company’s 2015 Annual Meeting and until their respective successors have been duly elected and qualified.

Director Agreements

We entered into an agreement as of March 25, 2011 (the “Director Agreement”) with Michael Zimmerman, Mario Ciampi, Prendel, LLC (“Prendel”) and Prentice Capital Management, LLC (together with Michael Zimmerman, Mario Ciampi and Prendel, the “Zimmerman Group”), pursuant to which the Board of Directors increased the number of directors comprising the Board of Directors from five to seven, and appointed Messrs. Zimmerman and Ciampi to fill the vacancies created by the increase in the number of directors so created. The Board of Directors also named Mr. Zimmerman to serve as a member of the Corporate Governance and Nominating Committee and Mr. Ciampi to serve as a member of the Compensation Committee, in each case as long as he continues to be a member of the Board of Directors.

The Director Agreement also provides that the Corporate Governance and Nominating Committee would nominate each of Messrs. Zimmerman and Ciampi for election as directors at the Company’s 2011 Annual Meeting. The Zimmerman Group agreed to cause all shares of our Common Stock it owned either of record or beneficially to be present at the Company’s 2011 Annual Meeting for quorum purposes, and to vote those shares in favor of the then incumbent directors of the Company nominated for election as directors. Likewise, since the Corporate Governance and Nominating Committee nominated each of Messrs. Zimmerman and Ciampi as nominees for election at the 2012 Annual Meeting of Stockholders, the Zimmerman Group agreed to cause all shares of our Common Stock it owned either of record or beneficially to be present at the 2012 Annual Meeting of Stockholders for quorum purposes, and to vote those shares in favor of the incumbent directors of the Company nominated for election as directors.

Each member of the Zimmerman Group, and their affiliates and certain of their associates and other persons acting directly or indirectly on their behalf, have agreed for a specified period of time set forth in the Director Agreement, subject to certain exceptions, not to, among other things, (i) acquire beneficial ownership of our securities, (ii) submit any shareholder proposal or any notice of nomination or other business to be conducted at a stockholder meeting, or oppose the directors nominated by the Board, (iii) form a voting trust or enter into a voting agreement or pooling arrangement with respect to our Common Stock, (iv) solicit proxies or written consents of stockholders or otherwise participate in any proxy solicitation with respect to us, (v) call a special meeting of stockholders or otherwise seek to control or influence our governance or policies, (vi) seek, offer or propose to effect any acquisition or sale, business combination or extraordinary transaction involving any of our material assets or businesses, or (vii) publicly disparage any member of our Board of Directors or management.

The members of the Zimmerman Group, however, may acquire, from time to time, additional shares of our Common Stock as long as the number of shares of our Common Stock beneficially owned by the Zimmerman Group would not exceed 14.0% of the aggregate outstanding number of shares of our Common Stock.

In connection with the Company’s February 2014 private placement of Preferred Stock and the Notes, the Company agreed to increase the size of the Board by three directors to a total of eight directors. Subject to undergoing background checks, the results of which shall be reasonably and mutually acceptable to Valinor Management LLC (“Valinor”), Flatbush Watermill LLC (“Flatbush”) and the Company, and the execution and delivery to the Company of agreements, questionnaires and other documents the Company customarily requires from new nominees for the Board of Directors, the Company agreed to appoint as directors each of Seth A. Cohen and an additional individual designated by Valinor who may not be an employee of Valinor or any of its affiliates and is approved by the Chief Executive Officer of the Company (collectively the “Valinor Directors”). Subject to the same conditions, the Company agreed to appoint as a director an individual designated by Flatbush (the “Flatbush Director”). The initial Flatbush Director is Joshua M. Schwartz. Valinor will continue to have the right to nominate two members to the Board for so long as it is permitted to do so under Rule 5640 of the Nasdaq Marketplace Rules (“Nasdaq Rule 5640”). Once Valinor’s beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) decreases to an amount that would only allow it to nominate one director under Nasdaq Rule 5640, it will only have the right to nominate one director and the second Valinor nominee is required to resign from the Board of Directors contemporaneously therewith. Likewise, Flatbush will continue to have the right to nominate one member to the Board of the Company only for so long as it is permitted to do so under Nasdaq Rule 5640. Each of Valinor’s and Flatbush’s right to nominate directors shall cease once the beneficial ownership of Valinor or Flatbush, as the case may be, is less than 5% and their remaining designees on the Board of Directors, as the case may be, will be required to resign contemporaneously therewith. At each meeting of the Company’s stockholders at which the election of directors is considered, the Board of Directors and the Corporate Governance and Nominating Committee of the Board of Directors have agreed, subject to certain limitations, to nominate the persons designated by Valinor and Flatbush for election to the Board. Valinor has agreed to vote all eligible shares of Common Stock or Preferred Stock it beneficially owns for the election of the Flatbush Director at each meeting of the Company’s stockholders at which the election of the Flatbush Director is to be considered, and Flatbush agreed to vote all eligible shares of Common Stock or Preferred Stock it beneficially owns for the election of each Valinor Director at each meeting of the Company’s stockholders at which the election of each Valinor Director is to be considered.

Each of Valinor and Flatbush has agreed that as long as any Valinor Director or Flatbush Director, as applicable, is a member of the Board of Directors, it will not, and it will cause each of its affiliates, directly or indirectly, not to, among other things, (i) acquire beneficial ownership of our securities, (ii) submit any shareholder proposal or any notice of nomination or other business to be conducted at a stockholder meeting, or oppose the directors nominated by the Board, (iii) form a voting trust or enter into a voting agreement or pooling arrangement with respect to our Common Stock, (iv) solicit proxies or written consents of stockholders or otherwise participate in any proxy solicitation with respect to us, (v) call a special meeting of stockholders or otherwise seek to control or influence our governance or policies, (vi) seek, offer or propose to effect any acquisition or sale, business combination or extraordinary transaction involving any of our material assets or businesses, or (vii) publicly disparage any member of our Board of Directors or management.

Current Directors and Nominees

The names of our current directors and director nominees and certain information about them, including their positions on standing committees of the Board of Directors, are set forth below:

Name	Age	Position
Tracy Gardner	50	Chief Executive Officer and Director
Michael Zimmerman (1)	43	Chairman and Director
Mario Ciampi (2)	53	Director
Seth A. Cohen (3)	32	Director
Paul J. Raffin (4)	60	Director
Scott M. Rosen (5)	55	Director
Joshua M. Schwartz (6)	43	Director

(1)	Member of the Corporate Governance and Nominating Committee.
(2)	Chairman of the Compensation Committee and member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Compensation Committee and Corporate Governance and Nominating Committee.
(5)	Chairman of the Audit Committee.
(6)	Chairman of the Corporate Governance and Nominating Committee and member of the Audit Committee.

The following is a brief summary of the background of each of our current directors:

Tracy Gardner has served as our Chief Executive Officer since June 5, 2013, and from May 1, 2013 to June 4, 2013 served as our Chief Creative Officer. She has served as a director since May 1, 2013. From July 2010 to April 2013, Ms. Gardner worked in various consulting capacities, most recently serving as Creative Advisor to The Gap, Inc., a global specialty retailer, from January 2012 to April 2013. From 2007 to 2010, Ms. Gardner served as President—Retail and Direct of J.Crew Group, Inc., a multi-brand apparel and accessories retailer, and from 2004 to 2007 she served as Executive Vice President, Merchandising, Planning & Production of J.Crew. Prior to joining J.Crew, Ms. Gardner held various positions at The Gap, Inc., including Senior Vice President of Adult Merchandising for the Gap brand from 2002 to 2004, Vice President of Women’s Merchandising for the Banana Republic division from 2001 to 2002, Vice President of Men’s Merchandising for the Banana Republic division from 1999 to 2001 and Divisional Merchandising Manager of Men’s Wovens for the Banana Republic division from 1998 to 1999. In March 2014, she was appointed as a director of the publicly-traded company Lands’ End, Inc., a multi-channel retailer of casual clothing, accessories and footwear, as well as home products, under its classic American lifestyle brand. Ms. Gardner brings over 25 years of experience in developing and growing brands with multi-channel platforms to the Board as well as extensive merchandising experience as a result of her years serving in high level, merchandising positions at J.Crew and The Gap, Inc.

Michael Zimmerman has served as a director since March 2011. He was appointed as Chairman in May 2013. He founded Prentice Capital Management, LP, a New York-based private investment firm, in May 2005 and has been its Chief Executive Officer and managing partner since its inception. From 2000 to 2005, he managed investments in the retail and consumer sector for S.A.C. Capital Management. Mr. Zimmerman also serves as a director of Kid Brands, Inc., a wholesaler of infant and juvenile branded products, and previously served on the board of directors of The Wet Seal, Inc., a national specialty retailer of contemporary apparel and accessory items, both publicly-traded companies. Mr. Zimmerman brings investor/shareholder experience to the Board as a result of serving as Chief Executive Officer of Prentice Capital Management and substantial experience in investing in retail/consumer companies. He also brings valuable experience as a director of two public companies, Kid Brands, Inc. and formerly, The Wet Seal, Inc.

Mario Ciampi has served as a director since March 2011. He is currently a managing partner, private investments, of Prentice Capital Management, LP, a private investment firm, a position he has held since January 2007. From October 2004 to May 2006, he served as President of Disney Store – North America, a division of

The Children’s Place Retail Stores, Inc., a specialty retailer of children’s merchandise. He also served in various capacities for The Children’s Place, most recently as Senior Vice President – Operations from May 1996 to September 2004. Mr. Ciampi also serves as a director of Kid Brands, Inc., a wholesaler of infant and juvenile branded products, and has previously served as a director of Bluefly, Inc., an internet retailer of discounted designer apparel and accessories and home products, both publicly-traded companies. Mr. Ciampi also serves as a director of the private companies: Millennium Entertainment and It’Sugar. He is also a member of the advisory board of Oakley Retail. Mr. Ciampi brings substantial senior executive retail experience to the Board as a result of serving as President of the Disney Store. He also brings valuable experience as a director of publicly-traded and private companies.

Seth A. Cohen has served as a director since April 2014. He is currently an Investment Analyst at Valinor Management, a private investment firm. Prior to joining Valinor in 2008, Mr. Cohen was an Analyst at The Blackstone Group, a global alternative asset manager and provider of financial advisory services, in its Private Equity Group and, prior to that, he was an Analyst in Blackstone’s Mergers & Acquisitions Advisory Group. Mr. Cohen brings investor/shareholder experience to the Board as a result of his experience as an investment analyst evaluating consumer companies and his service on boards of directors of several private consumer companies.

Paul J. Raffin has served as a director since November 2007. Since January 2014, Mr. Raffin has been the Chief Executive Officer of The Frye Company, a branded retailer and wholesaler of men’s and women’s footwear that is a wholly-owned subsidiary of LFUSA, the U.S. division of Li & Fung, a multi-national consumer goods, sourcing, logistics and distribution company, and also oversees a number of other projects within LFUSA including Kent & Curwen and Sperry Topsider. From January 2012 through December 2013, Mr. Raffin was the Group President for Men’s, Kids and Entertainment Licensing at LFUSA. From December 2009 through December 2011, Mr. Raffin was the President and Chief Executive Officer of DZ Holdings, Inc., a global company with headquarters in Shanghai, China providing supply chain management services and product and branding services. From January 2008 through November 2009, Mr. Raffin was the Global Group Chief Executive Officer of Frette Inc., a provider of luxury linens. From February 2007 to January 2008, Mr. Raffin served as Chief Executive Officer of Frette North America. From December 1997 to January 2007, he served in various positions at Limited Brands, Inc., a women’s fashion retailer, most recently as President of the Express, Inc. division. Prior thereto, he was President, Mail Order of J.Crew Group, Inc.; President of Gant, a division of Crystal Brands; and President of the Colours and Coloursport Division of Colours by Alexander Julian. Mr. Raffin previously served as a director of The Bombay Company, Inc., which was a retailer of home furnishings. Mr. Raffin has substantial experience in the retail and apparel businesses both domestically and internationally as a result of his senior leadership positions at Frette Inc., the Express Division of Limited Stores, Inc. and J.Crew Group, Inc., as well as public-company board experience, having previously served on the Board of Directors of The Bombay Company, Inc.

Scott M. Rosen has been a director since December 2005. Mr. Rosen has served as Chief Operating Officer of Equinox Holdings, Inc., a New York-based operator of upscale fitness clubs, since January 2005. Before that, Mr. Rosen was Executive Vice President and Chief Financial Officer of Equinox Holdings, Inc., which he joined in September 2003. Prior to joining Equinox, Mr. Rosen was most recently Executive Vice President/Chief Financial Officer of J.Crew Group, Inc. where he worked from 1994 to September 2003. Prior to joining J. Crew, Mr. Rosen was Vice President and Divisional Controller for the Women’s Sportswear Group division of Liz Claiborne, Inc. Mr. Rosen is a non-practicing certified public accountant. Mr. Rosen brings to his duties as a director substantial financial experience as a result of his senior financial leadership positions as Executive Vice President and Chief Financial Officer of Equinox Holdings, Chief Financial Officer of J.Crew Group, Inc., and Vice President and Divisional Controller for the Women’s Sportswear Group division of Liz Claiborne, Inc. Mr. Rosen also has senior leadership and operational experience as a result of his current position as Chief Operating Officer of Equinox Holdings.

Joshua M. Schwartz has been a director since April 2014. Mr. Schwartz is the founder and has been the Managing Member of Flatbush Watermill, LLC, the general partner of various investment limited partnerships, since its formation in 2002. Additionally, Mr. Schwartz managed the predecessor entities to Flatbush Watermill from 1999 to 2001. For the past 15 years, Mr. Schwartz has directed a large majority of the firm’s capital placed at risk to long-term opportunities within the integrated consumer goods and enterprise software businesses. Flatbush Watermill operates in an active, owner-minded and entrepreneurial manner focused on developing insight into customer values. Mr. Schwartz has significant experience evaluating how various retail and retail technology companies target and deliver value to their customers. As a result, he brings to the Board a competency in evaluating the customer that informs strategic decision-making and assessing how resources should be allocated in order to build long-term sustainable competitive advantage.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended February 1, 2014, there were 17 meetings of our Board of Directors. Each director attended at least 75 percent of the aggregate of (1) the number of meetings the Board of Directors held during the period in which he or she was a director and (2) the number of meetings of all committees of the Board held during the period in which he or she served as a member of the respective committee. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders. All of the members of our Board of Directors who were directors at the time of the 2013 annual meeting of stockholders and who are standing for election attended our 2013 annual meeting of stockholders.

Audit Committee. Our Audit Committee met nine times during the fiscal year ended February 1, 2014. This committee currently has three members, Messrs. Rosen (Chairman), Ciampi and Schwartz. Based upon a review by the Board of Directors of all relevant information, the Board of Directors has determined that Mr. Rosen qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. Our Audit Committee reviews, acts on and reports to the Board of Directors with respect to the integrity of our financial statements and the financial reporting process and various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. The Board of Directors adopted an Audit Committee charter on December 5, 2005. The Audit Committee charter is publicly available on our website at www.deliasinc.com in the corporate governance section of our investor relations pages.

Compensation Committee. Our Compensation Committee met one time during the fiscal year ended February 1, 2014. This committee currently has three members, Messrs. Ciampi (Chairman), Cohen and Raffin. Our Compensation Committee is authorized to annually review and make recommendations to the Board of Directors with respect to the compensation of directors, executive officers and other key employees and approve and administer our cash incentive, employee benefit and stock incentive plans, including the dELiA*s, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”). If approved by stockholders, our Compensation Committee also would administer the 2014 Plan. The Compensation Committee may designate one or more subcommittees, consisting of one or more members of the Compensation Committee, to exercise the powers and authority of the Compensation Committee. The Board of Directors adopted a Compensation Committee charter on December 5, 2005. The Compensation Committee charter is publicly available on our website at www.deliasinc.com in the corporate governance section of our investor relations pages.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee did not meet during the fiscal year ended February 1, 2014. This committee currently has three members, Messrs. Schwartz (Chairman), Raffin and Zimmerman. The Board of Directors adopted a Corporate Governance and Nominating Committee charter on December 5, 2005. The Corporate Governance and Nominating Committee charter is publicly available on our website at www.deliasinc.com in the corporate governance section of our investor relations pages.

The Corporate Governance and Nominating Committee is responsible for, among other things, (1) reviewing the appropriate size, function and needs of the Board; (2) developing the Board’s policy regarding tenure and retirement of directors; (3) establishing criteria for evaluating and selecting new members of the

Board, subject to Board approval thereof; (4) identifying and recommending to the Board for approval individuals qualified to become members of the Board, consistent with criteria established by the Committee and the Board; (5) overseeing the evaluation of management and the Board; and (6) monitoring and making recommendations to the Board on matters relating to corporate governance. The Corporate Governance and Nominating Committee may consider all factors it deems relevant in assessing potential candidates, such as a candidate’s integrity and judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of stockholders. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular factor is necessarily applicable to all prospective nominees. The Corporate Governance and Nominating Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. While the Corporate Governance and Nominating Committee does not have a formal diversity policy with respect to director nominations, as noted above, it considers diversity, which it defines broadly to include an appropriate combination of business and professional skill, experience, viewpoint and the other items noted above, as well as traditional diversity concepts such as race, as one of a number of factors it considers to identify qualified nominees for director.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2014 Annual Meeting of Stockholders using the procedures set forth in our Amended and Restated Bylaws, the stockholder must follow the procedures described therein under the section entitled “Certain Matters Pertaining to Stockholder Business and Nominations.” To be timely, a stockholder’s notice nominating a candidate for election to the Board of Directors at an annual meeting must be delivered to our Secretary at our principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 75th day prior to the first anniversary of the preceding year’s mailing date for stockholder proxy materials. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the date of the annual meeting in the preceding year, or if an annual meeting was not held in the preceding year, notice by the stockholder to be timely must be delivered by the later of (a) the close of business on the 90th day prior to the date of such stockholders’ meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. A stockholder’s notice must contain the information set forth in the Amended and Restated Bylaws under the section entitled “Certain Matters Pertaining to Stockholder Business and Nominations.”

In general, the Corporate Governance and Nominating Committee will consider all recommendations submitted by stockholders in the same manner and under the same process as any other recommendations submitted from other sources, including current directors, officers and employees, following which it will select candidates to be recommended for nomination to the Board according to the requirements and qualification criteria established by the Corporate Governance and Nominating Committee. However, the Corporate Governance and Nominating Committee is under no obligation to recommend any particular candidate for nomination other than Ms. Gardner under her employment agreement described in the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2013, and Messers. Cohen and Schwartz as described above under the caption “CORPORATE GOVERNANCE AND INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS—Director Agreements.”

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure. Our Board of Directors has a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation. Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

The Board of Directors has established a structure whereby our Chairman position is a non-executive position held by an independent director. The current Chairman is Michael Zimmerman. The Board has continued this separation, as it currently believes that having a Chairman independent of management helps ensure critical advice, independent thinking and independent oversight as we continue to implement our strategic plans, and allows our Chief Executive Officer to more closely focus on our day-to-day business. Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our stockholders, with an independent leadership contact. The Board of Directors recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.

Board of Directors’ Role in Risk Oversight. Our Board of Director’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board of Directors has three standing committees: Audit, Compensation and Corporate Governance and Nominating, each of which is responsible for risk oversight within that committee’s area of responsibility.

As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Grant Thornton LLP, our outsourced internal auditors, regarding the Company’s internal controls over financial reporting, as well as a risk assessment and plan jointly prepared by Grant Thornton and management. The Audit Committee discusses these items with Grant Thornton; BDO USA, LLP, the Company’s independent auditors; and Company management.

Each of the other committees of our Board of Directors considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. The Compensation Committee has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. The Corporate Governance and Nominating Committee considers risks relating to board membership and corporate governance.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Conduct, applicable to all employees, as well as a Code of Ethics for Principal Executive Officers and Senior Financial Officers within the meaning of Item 406(b) of Regulation S-K. This Code of Ethics applies to our principal executive officer, principal financial officer, principal accounting officer and others performing similar functions. The Code of Business Conduct and the Code of Ethics each are publicly available on our website at www.deliasinc.com in the corporate governance section of our investor relations pages.

Communicating with Our Directors

We have adopted a policy regarding stockholder communications with directors. Pursuant to that policy, stockholders who wish to communicate with the Board of Directors as a whole, with any committee of the Board of Directors, with the non-management members of the Board of Directors as a group or with specified non-management directors should do so by sending any communication to dELiA*s, Inc. Board of Directors, c/o Corporate Secretary, 50 West 23rd Street, New York, New York 10010, or by sending an email to legal@deliasinc.com.

Any such communication should state the name and address of, and the number of shares beneficially owned by, the stockholder making the communication. Such communication will be forwarded to the full Board of Directors, a Board committee, the non-management directors or to any individual non-management director or directors, in each case to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, or is not related to the duties and responsibilities of the Board of Directors, in which case the communication may be discarded or appropriate legal action may be taken regarding the communication.

Compensation of Directors

Director compensation consists principally of cash, an award of options to purchase shares of our Common Stock and awards of shares of restricted stock. The Company’s non-employee directors received the following compensation for our fiscal year ended February 1, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Mario Ciampi	36,000	73,000	—	109,000
Carter S. Evans (2)	22,500	11,500	—	34,000
Michael S. Goldgrub (3)	8,000	—	—	8,000
Paul J. Raffin	33,000	70,000	—	103,000
Scott M. Rosen	37,500	74,500	—	112,000
Michael Zimmerman	38,750	79,500	—	118,250

(1)	The amounts shown in this column reflect the grant date fair value of stock awards and option awards, as applicable, as determined pursuant to the provisions of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). A discussion of the assumptions used in calculating these values may be found in footnote 9 to our audited consolidated financial statements beginning on page F-19 of our Annual Report on Form 10-K for the fiscal year ended February 1, 2014.
(2)	Mr. Evans did not stand for re-election at the Company’s 2013 Annual Meeting of Stockholders.
(3)	Mr. Goldgrub resigned from the Company’s Board of Directors effective March 6, 2013.

Equity Compensation

Upon their commencement of service, except as provided below, non-employee directors each receive a grant of options to purchase 5,000 shares of our Common Stock under the 2005 Plan. These options vest equally on each of the first four anniversaries of the grant date, provided that the optionee is still a non-employee director at the opening of business on each such date. Options granted to these directors entitle them to purchase shares of our Common Stock at an exercise price equal to the fair market value of such shares on the date of grant.

For each subsequent year of service, except as provided below, each non-employee director will receive, without cost to such director, the number of shares of our Common Stock that could be purchased for $50,000 at the closing price of such Common Stock on the trading date immediately preceding the award of such shares. These restricted stock shares will be issued pursuant to one or more of our existing stock incentive plans, as such plans may be amended from time to time. These shares will be subject to lapsing rights of repurchase on our part under the applicable plan documents, which repurchase right will entitle us to repurchase the shares for $.001 per share and which rights will lapse equally on each of the first three anniversaries of the grant date. Such shares will also be subject to the terms and conditions of the plan under which they are awarded and the execution and delivery of restricted stock agreements relating to such shares. The grant date for these restricted stock awards is the first business day of each calendar year. Accordingly, in fiscal 2013, each of Messrs. Ciampi, Raffin, Rosen and Zimmerman received an award of 54,945 restricted shares on January 2, 2014.

In addition, in fiscal 2013, the non-employee directors agreed that, in lieu of receipt of payments of 50% of their annual cash retainers, each non-employee director would receive, without cost to such director, the number of shares of our Common Stock that could be purchased for such amount at the closing price of such Common Stock on the trading date immediately preceding the award of such shares. Accordingly, for their service to the Board of Directors and its committees during fiscal 2013, Mr. Ciampi received awards of 11,616; 6,319; and

5,990 shares on June 24, 2013; January 2, 2014; and April 1, 2014, respectively; Mr. Raffin received awards of 10,101; 5,495; and 5,209 shares on June 24, 2013; January 2, 2014; and April 1, 2014, respectively; Mr. Rosen received awards of 11,616; 7,143 and 6,771 shares on June 24, 2013; January 2, 2014; and April 1, 2014, respectively; and Mr. Zimmerman received awards of 13,889; 8,654; and 8,204 shares on June 24, 2013; January 2, 2014; and April 1, 2014, respectively.

Cash Compensation

Except as provided below, each non-employee director receives an annual retainer of $24,000, payable in equal quarterly installments, and a fee of $1,000 for each meeting of the Board of Directors he attends in person or by telephone. Each non-employee director also receives an annual retainer of $8,000, payable in equal quarterly installments, for each committee on which such director serves, and an additional $6,000 annual retainer, payable in equal quarterly installments, for each committee of which such director serves as the chairman. In addition, the non-employee Chairman receives an annual retainer of $15,000, payable in equal quarterly installments for serving as Chairman. Starting with fiscal 2013, the above-mentioned retainers are paid fifty percent (50%) in cash and fifty percent (50%) in our Common Stock.

General

Directors who are also our employees do not receive any fees or other compensation for service on our Board of Directors or its committees. In addition, Messrs. Cohen and Schwartz, non-employee directors who were appointed to the Board of Directors on April 2, 2014, have agreed to serve without receiving any compensation from the Company. We reimburse all directors for reasonable out-of-pocket expenses incurred in attending board or committee meetings.

EXECUTIVE COMPENSATION

Summary Compensation Table

The information under this heading summarizes the compensation awarded, paid to or earned during our last fiscal year by our Chief Executive Officer, each other person who served as our Chief Executive Officer at any time during the fiscal year ended February 2, 2013, and certain other of our executive officers who were serving executive officers at the end of the last completed fiscal year, whom we collectively refer to as our “named executive officers,” for services rendered to the Company during the fiscal years ended February 1, 2014 and February 2, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option and Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Tracy Gardner (2)	2013	150,000	—	804,055		—	183	(3)	954,238
Chief Executive Officer	2012	—	—	—		—	—		—
Walter Killough (4)	2013	264,281	235,000	151,000	(5)	—	227,809	(6)	878,090
Former Chief Executive Officer	2012	545,192	—	41,381		—	7,922	(7)	594,495
Brian Lex Austin-Gemas (8)	2013	79,808	—	573,747		—	69	(3)	653,624
Chief Operating Officer	2012	—	—	—		—	—		—
David Diamond	2013	400,577	—	271,530		—	9,200	(7)	681,307
Senior Vice President, Human Resources	2012	332,500	—	24,829		—	8,780	(7)	366,109

(1)	The amount shown in this column represents the grant date fair value of stock awards and option awards, as applicable, as determined pursuant to ASC 718. A discussion of the assumptions used in calculating these values may be found in footnote 9 to our audited consolidated financial statements beginning on page F-19 of our Annual Report on Form 10-K for the fiscal year ended February 1, 2014
(2)	Ms. Gardner’s employment with the Company as Chief Creative Officer commenced on May 1, 2013. On June 5, 2013, Ms. Gardner was appointed Chief Executive Officer. Amounts shown reflect Ms. Gardner’s compensation in both capacities.
(3)	Represents the amount of life insurance premiums paid by the Company for the benefit of the executive.
(4)	Mr. Killough served as the Company’s Chief Executive Officer from May 14, 2010 through June 4, 2013. Effective June 5, 2013, Ms. Gardner was appointed Chief Executive Officer, and Mr. Killough was appointed Chief Operating Officer. Mr. Killough’s employment with the Company ended August 2, 2013. Amounts shown reflect Mr. Killough’s compensation in both capacities.
(5)	The restricted stock grant and 100,000 of the 200,000 stock options granted to Mr. Killough during the fiscal year ended February 2, 2013 terminated upon the termination of his employment on August 2, 2013.
(6)	Represents amounts paid to Mr. Killough in connection with the termination of his employment ($222,215) and the amount of the Company match pursuant to the Company’s 401(K) plan and life insurance premiums paid by the Company for the benefit of Mr. Killough.
(7)	Represents the amount of the Company match pursuant to the Company’s 401(K) plan and life insurance premiums paid by the Company for the benefit of the executive.
(8)	Mr. Gemas’ employment with the Company as Chief Operating Officer commenced on October 9, 2013.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

On May 1, 2013, the Company entered into an employment agreement (the “Gardner Agreement”) with Tracy Gardner providing for her employment as Chief Creative Officer of the Company for a three-year term, unless Ms. Gardner’s employment ceases earlier pursuant to the terms of the Gardner Agreement. Ms. Gardner will receive a base salary of not less than $200,000, subject to annual review. Ms. Gardner will participate in the Company’s Management Incentive Plan (which established a bonus plan for the payment to the named executive officers and certain other of our employees of cash bonus awards based upon the achievement of specified Earnings Before Interest, Taxes, Depreciation and Amortization levels) each year during the term of her employment with a target annual incentive award opportunity of not less than 300% of her base salary. Ms. Gardner is eligible to receive stock incentive awards under the Company’s 2005 Plan and other benefits as are made available to the Company’s employees generally. Ms. Gardner received an initial grant of options to purchase 750,000 shares of Common Stock, which vest in 36 equal monthly installments, beginning on June 1, 2013, and an initial restricted stock grant of 750,000 shares of the Company’s Common Stock, the restrictions on which lapse in 36 equal monthly installments, beginning on June 1, 2013.

At each annual meeting of the Company’s stockholders during the term of her employment, the Company will nominate Ms. Gardner to serve as a member of the Company’s Board of Directors. Upon the termination of Mr. Gardner’s employment for any reason and unless the Company’s Board of Directors and Ms. Gardner otherwise agree, Mr. Gardner will be deemed to have resigned from the Company’s Board of Directors (and any boards of subsidiaries) voluntarily, without any further required action by Mr. Gardner, as of the end of her employment.

If Ms. Gardner’s employment is terminated for Cause (as defined in the Gardner Agreement), the Company shall provide Ms. Gardner with 15 days prior written notice and Ms. Gardner will be entitled to receive her base salary through the date of termination. If Ms. Gardner’s employment is terminated without Cause or is constructively terminated without Cause (as defined in the Gardner Agreement), Ms. Gardner will be entitled to the following: (a) her base salary through the date of termination; (b) her base salary for a period of 12 months following the date of termination; (c) an amount equal to the incentive award earned by her under the Company’s Management Incentive Plan for the fiscal year during which the termination occurs, if any, assuming that Ms. Gardner was a participant in the Company’s Management Incentive Plan for the full fiscal year; (d) the vesting of all unvested options as of the date of termination and the right to exercise all outstanding stock options that are vested as of the date of termination during the 180-day period following such date, or for the remainder of the exercise period, if less; (e) the restrictions on all shares of restricted stock will lapse as of the date of termination; (f) the payment by the Company of the premiums for Ms. Gardner’s medical and dental coverage during the 12-month period following the date of termination; and (f) additional benefits to the extent then due or earned. If Ms. Gardner’s employment is terminated without Cause or is constructively terminated without Cause based on a Change in Control (as defined in the Gardner Employment Agreement) only, with respect to the amount payable to Ms. Gardner under the Company’s Management Incentive Plan described in (c) above, Ms. Gardner will only be entitled to a pro-rated portion of the incentive award payable under the Company’s Management Incentive Plan, if any, for the portion of the fiscal year up to the date of termination and with any such payment to be made at the time provided in the Company’s Management Incentive Plan. The Gardner Agreement also contains customary confidentiality provisions, as well as non-competition and non-solicitation provisions that extend for up to one-year following termination of Ms. Gardner’s employment with the Company.

On May 30, 2013, the Company entered into an amendment to the Gardner Agreement to reflect Ms. Gardner’s change in title to Chief Executive Officer.

On December 2, 2008, the Company entered into an employment agreement (the “Killough Agreement”) with Walter Killough, our former Chief Executive Officer and former Chief Operating Officer, which replaced an agreement with Mr. Killough previously in effect. The Killough Agreement was for a four-year term expiring December 2, 2012 (subject to earlier termination as provided in the Killough Agreement), renewing automatically at the end of such four year term for successive one-year terms unless terminated by either party. Mr. Killough was entitled to receive a base salary of not less than $400,000, subject to annual review by the Compensation Committee of the Board of Directors. Mr. Killough also was entitled to participate in the Company’s Management Incentive Plan each year during the term of his employment, subject to the terms and conditions of that plan governing eligibility and participation, with a target annual incentive award opportunity of not less than 60% of his base salary, subject to annual review. Mr. Killough also was eligible to receive stock incentive awards under the 2005 Plan and other benefits as were made available to the Company’s employees generally. Pursuant to the terms of the Killough Agreement, on December 2, 2008, Mr. Killough received an initial grant of options to purchase 182,500 shares of Common Stock. This option had an exercise price per share of $2.13 and by its terms was to vest in four equal annual installments commencing on the first anniversary of the date of the Killough Agreement and continuing thereafter on the next three succeeding anniversary dates of the Killough Agreement.

On June 17, 2010, the Company and Mr. Killough entered into a first amendment to the Killough Agreement in connection with his appointment as Chief Executive Officer. The first amendment provided for, among other things, (a) an extension of Mr. Killough’s term of employment from December 2, 2012 to June 2, 2013, (b) an increase in Mr. Killough’s base salary from $400,000 to $525,000 per annum and (c) an increase in Mr. Killough’s target annual incentive award under the Company’s Management Incentive Plan from no less than 60% of his base salary to no less than 90% of his base salary contingent upon achieving Earnings Before Interest, Taxes, Depreciation and Amortization or other targets approved annually by the Company’s Board of Directors.

During the term of the Killough Agreement, the Company agreed to nominate Mr. Killough to serve as a member of the Board at each annual meeting of stockholders. Upon the termination of Mr. Killough’s employment, Mr. Killough was deemed to have resigned from the Board and the Board of any subsidiary of the Company if he was then currently serving on the Board or the Board of any subsidiary.

If the Killough Agreement was terminated for Cause (as defined in the Killough Agreement), Mr. Killough would have been entitled to receive (i) his base salary through the date of termination; (ii) the right to exercise all outstanding vested stock options that are vested as of the date of termination during the 30-day period following such date and all unvested stock options will be forfeited and cancelled; and (iii) additional benefits to the extent then due or earned. If the Killough Agreement was terminated without Cause or was constructively terminated (as defined in the Killough Agreement), Mr. Killough would have been entitled to receive (a) his base salary through the date of termination; (b) his base salary for a period of 12 months following the date of termination; (c) a lump sum payment equal to his target bonus under the Company’s Management Incentive plan within 30 days of the date of termination; (d) the vesting of all unvested options as of the date of termination and the right to exercise all outstanding stock options that are vested as of the date of termination during the one year period following such date, or for the remainder of the exercise period, if less; (e) continued participation in the company’s medical and dental benefit plans during the 12 month period following the date of termination; and (f) additional benefits to the extent then due or earned. If the Killough Agreement was terminated without Cause within one year following a Change of Control (as defined in the Killough Agreement), or if within one year following a Change of Control Mr. Killough terminated his employment due to (x) a material reduction in his title, duties or responsibilities, (y) a decrease in Mr. Killough’s annual base salary or target annual incentive award opportunity, or (z) failure by the Company to perform any material obligation under, or breach by the Company of any material provision of, the Killough Agreement, Mr. Killough would have been entitled to receive (1) his base salary through the date of termination; (2) his base salary for a period of 18 months following the date of termination; (3) a lump sum payment equal to his target bonus under the Company’s Management Incentive Plan within 30 days of the date of termination; (4) the vesting of all unvested options as of the date of termination and the right to exercise all outstanding stock options that are vested as of the date of termination during the one-year period following such date, or for the remainder of the exercise period, if less; (5) continued participation in the Company’s medical and dental benefit plans during the 18-month period following the date of termination; and (6) additional benefits to the extent then due or earned. The Killough Agreement also contained customary confidentiality provisions, as well as non-competition and non-solicitation provisions that extend for a minimum of one-year following termination of Mr. Killough’s employment with the Company.

On January 7, 2013, the Company and Mr. Killough entered into a second amendment to the Killough Agreement which provided as follows:

•	Mr. Killough and the Company mutually agreed that the term of employment under the Killough Agreement would not be extended and would end on the last day of the Transition Period (as defined below);

•

Mr. Killough would continue to serve as the Company’s Chief Executive Officer, provide transition services and perform such other duties and responsibilities as reasonably assigned by the Company’s Board of Directors until April 1, 2013 or such earlier date as determined by the Company’s Board of Directors (the “Transition Period”);

•

In lieu of all other payments under the Killough Agreement, Mr. Killough’s base salary would continue to be paid from the end of the Transition Period until August 2, 2013 in accordance with the terms of the Killough Agreement;

•

If for the entire Transition Period Mr. Killough served as the Company’s Chief Executive Officer, provided transition services and performed such other duties and responsibilities reasonably assigned by the Company’s Board of Directors, Mr. Killough would be paid an amount equal to $100,000 on the earlier of (a) the next regularly scheduled Company pay date after the end of the termination Period and (b) April 12, 2013;

•

Mr. Killough and the Company could mutually agree in writing to extend the Transition Period and if so mutually agreed, Mr. Killough would be paid an amount, in addition to the amounts to which he was entitled under the immediately preceding item, equal to $12,500 per calendar week; and

•

At the end of the Transition Period, Mr. Killough agreed to resign as the Company’s Chief Executive Officer and, upon request of the Company’s Board of Directors, as a member of the Company’s Board of Directors.

On March 27, 2013 the Company and Mr. Killough entered into a third amendment to the Killough Agreement which provided that that Transition Period would be extended on a month-to-month basis until terminated by either party.

On May 1, 2013, the Company and Mr. Killough entered into a fourth amendment to the Killough Agreement, pursuant to which, among other things, (a) Mr. Killough and the Company mutually agreed that Mr. Killough would continue to serve the Company as its Chief Executive Officer until August 2, 2013; (b) Mr. Killough’s base salary would continue to be paid until August 2, 2013 in accordance with the terms of the Killough Agreement; (c) Mr. Killough received a grant of an option to purchase 200,000 shares of Common Stock, which option would vest in four equal annual installments, beginning on May 1, 2014; (d) Mr. Killough received a restricted stock grant of 100,000 shares of the Company’s Common Stock, the restrictions on which would lapse in four equal annual installments beginning on May 1, 2014; (e) if Mr. Killough voluntarily terminated his employment with the Company on August 2, 2013, then (1) he was entitled to receive his base salary for the three month period commencing August 3, 2013; (2) a stock option to purchase 50,000 shares of Common Stock would vest as of August 2, 2013 with the right to exercise such stock option for the one year period commencing August 2, 2013 and all other unvested options would be cancelled; and (3) as of August 2, 2013, all shares of restricted stock would be cancelled; provided that if Mr. Killough voluntarily terminated his employment with the Company prior to August 2, 2013, he would not be entitled to any of (1), (2) or (3) above; and (f) if the Company involuntarily terminated Mr. Killough’s employment with the Company on or before August 2, 2013, then (i) he would be entitled to receive his base salary for the six month period commencing August 3, 2013; (ii) 100,000 stock options will vest as of August 2, 2013 with the right to exercise such stock options for the one year period commencing August 2, 2013 and other unvested options will be cancelled; and (3) as of the termination date, all shares of restricted stock would be cancelled.

On May 30, 2013, the Company and Mr. Killough entered into a fifth amendment to the Killough Agreement solely to reflect the change in title from Chief Executive Officer to Chief Operating Officer.

On August 2, 2013, Mr. Killough’s employment with the Company ended.

On October 9, 2013, the Company entered into an offer letter (the “Gemas Agreement”) with Brian Lex Austin-Gemas providing for his employment as Chief Operating Officer of the Company. Either the Company or

Mr. Gemas may terminate the Gemas Agreement with or without cause at any time. Mr. Gemas will receive a base salary of $250,000, subject to annual review. Mr. Gemas will participate in the Company’s Management Incentive Plan each year during the term of his employment with a target annual incentive award opportunity of not less than 75% of his base salary. Mr. Gemas is eligible to receive stock incentive awards under the 2005 Plan and other benefits as are made available to the Company’s employees generally. Mr. Gemas received an initial grant of options to purchase 300,000 shares of Common Stock, which stock options vest in 48 equal monthly installments, beginning on November 9, 2013, and an initial restricted stock grant of 300,000 shares of the Company’s Common Stock, the restrictions on which lapse in 36 equal monthly installments, beginning on November 9, 2013. The stock option expires ten years from the grant date, unless earlier terminated in accordance with the terms of the Gemas Agreement or the 2005 Plan.

If Mr. Gemas’ employment is terminated for Cause (as defined in the Gemas Agreement), Mr. Gemas will not be entitled to receive severance payments. If Mr. Gemas’ employment is terminated without Cause (as defined in the Gemas Agreement), and if Mr. Gemas provides a general release to the Company, Mr. Gemas will be entitled to the following: (a) his base salary through the date of termination; (b) his base salary for a period of 12 months following the date of termination; (c) an amount equal to the incentive award earned by him under the Company’s Management Incentive Plan for the fiscal year during which the termination occurs, if any, prorated for the portion of the fiscal year during which termination occurs; (d) the vesting of all unvested stock options that would otherwise have vested during the 12 months following the date of termination; and (e) continued participation in all medical and dental plans at the same benefit level at which Mr. Gemas was participating prior to termination, for a period of 12 months following the date of termination, which medical benefits will be provided through the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA). All shares of restricted stock held by Mr. Gemas at the date of termination, for which restrictions have not lapsed as of the date of termination, shall be cancelled.

On July 28, 2013, the Company amended an offer letter dated January 5, 2004 (as amended, the “Diamond Agreement”), with David Diamond providing for his employment as Senior Vice President, Human Resources of the Company. Either the Company or Mr. Diamond may terminate the Diamond Agreement with or without cause at any time. Mr. Diamond will receive a base salary of $360,000, subject to annual review. Mr. Diamond will participate in the Company’s Management Incentive Plan each year during the term of his employment with a target annual incentive award opportunity of not less than 30% of his base salary. Mr. Diamond is eligible to receive stock incentive awards under the 2005 Plan and other benefits made available to the Company’s employees generally. In the July 28, 2013 amendment, Mr. Diamond received a grant of options to purchase 100,000 shares of Common Stock, which stock options vest in four equal annual installments, beginning on August 6, 2014, and a restricted stock grant of 100,000 shares of the Company’s Common Stock, the restrictions on which lapse in three equal annual installments, beginning on August 6, 2014. The stock option expires ten years from the grant date, unless earlier terminated in accordance with the terms of the Diamond Agreement or the 2005 Plan.

If Mr. Diamond’s employment is terminated for cause, Mr. Diamond will not be entitled to receive severance payments. If Mr. Diamond’s employment is terminated without cause, Mr. Diamond will be entitled to the following: (a) his base salary through the date of termination; (b) his base salary for a period of 12 months following the date of termination; (c) the vesting of all unvested stock options that would otherwise have vested during the 12 months following the date of termination, which shall be exercisable for 90 days after termination; (d) the lapsing of restrictions on all shares of restricted stock that would otherwise have lapsed during the 12 months following the date of termination; and (e) continued participation in all medical and dental plans at the same benefit level at which Mr. Diamond was participating prior to termination, for a period of 12 months following the date of termination. If Mr. Diamond’s employment is terminated within one year after a Change in Control (as defined in the Diamond Agreement), Mr. Diamond will be entitled to receive (i) his base salary through the date of termination; (ii) his base salary for a period of 12 months following the date of termination; (iii) the vesting of all unvested stock options that would otherwise have vested during the 12 months following the date of termination, which shall be exercisable for 90 days after termination; (d) the lapsing of all remaining restrictions on all shares of restricted stock; and (e) continued participation in all medical and dental plans at the same benefit level at which Mr. Diamond was participating prior to termination, for a period of 12 months following the date of termination

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding option equity awards of each of the named executive officers as of February 1, 2014:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested (7)	Market Value of Shares of Stock that have not Vested ($) (8)
Walter Killough	—		—		—	—	—	—
Tracy Gardner	187,500	(1)	562,500	(1)	0.68	04/30/2023	562,500	416,250
Brian Lex Austin-Gemas	18,750	(2)	281,250	(2)	1.20	10/08/2023	275,000	203,500
David Diamond	16,129		—		8.77	01/31/2015	100,000	74,000
	100,000		—		7.43	10/27/2015
	20,000		—		9.20	03/29/2017
	20,000		—		1.59	03/16/2018
	20,000		—		1.89	05/14/2019
	18,750	(3)	6,250	(3)	2.03	03/21/2020
	10,000	(4)	10,000	(4)	1.64	03/23/2021
	7,500	(5)	22,500	(5)	1.46	03/27/2022
	—		100,000	(6)	1.39	08/05/2023

(1)	Options vest in 36 equal monthly installments beginning on June 1, 2013.
(2)	Options vest in 48 equal monthly installments beginning on November 9, 2013.
(3)	Options vest in four equal annual installments beginning on March 22, 2011.
(4)	Options vest in four equal annual installments beginning on March 24, 2012.
(5)	Options vest in four equal annual installments beginning on March 28, 2013.
(6)	Options vest in four equal annual installments beginning on August 6, 2014.
(7)	Includes shares of restricted stock where the restrictions have not lapsed as of February 1, 2014.
(8)	Calculated by multiplying the number of shares of Common Stock by the closing price of per share of Common Stock on February 1, 2014.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee, which consists entirely of directors who meet the independence and experience requirements set forth in the rules of the Nasdaq Stock Market, has furnished the following report on Audit Committee matters:

The Audit Committee acts pursuant to a written charter which was adopted by the Board of Directors of the Company on December 5, 2005. The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its audit process. In addition, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of BDO USA, LLP (“BDO”), our independent registered public accountants for the fiscal year ended February 1, 2014. The Audit Committee has reviewed and discussed with management and BDO the audited financial statements of the Company for the fiscal year ended February 1, 2014 and management’s assessment of the effectiveness of the Company’s disclosure controls and procedures. In addition, the Audit Committee has discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee has also received written disclosures and a letter from BDO regarding its independence from the Company as required by the rules of the Public Company Accounting Oversight Board and has discussed with BDO the independence of that firm. In addition, the Audit Committee (i) discussed with BDO the qualifications of the partners and managers assigned to the Company’s audit, (ii) reviewed with BDO the quality control system for the U.S. accounting and audit practice to provide reasonable assurance that the audit was conducted in compliance with professional standards, and (iii) confirmed with BDO that there was appropriate continuity of personnel working on audits and availability of national office consultation.

The Audit Committee also received and considered a report from Grant Thornton LLP (“GT”), our outsourced internal auditors, regarding the Company’s internal controls over financial reporting, as well as a risk assessment and plan jointly prepared by GT and management. The Audit Committee discussed these items with GT, BDO and Company management.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014.

The Audit Committee

Scott M. Rosen, Chairman

Mario Ciampi

Joshua M. Schwartz

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

There are no relationships that would require disclosure by the Company under Item 404 of SEC Regulation S-K.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

Proposal 1:	Elect Seven Members To Our Board Of Directors.

Our Board of Directors, on the recommendation of the Corporate Governance and Nominating Committee, nominated each of Mario Ciampi, Seth A. Cohen, Tracy Gardner, Paul J. Raffin, Scott M. Rosen, Joshua M. Schwartz and Michael Zimmerman for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2015 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Ms. Gardner and Messrs. Ciampi, Cohen, Raffin, Rosen, Schwartz and Zimmerman. If any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Required Vote

The affirmative vote of a plurality of the shares of Voting Stock voted at the Annual Meeting is required to elect the nominees for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MARIO CIAMPI, SETH A. COHEN, TRACY GARDNER, PAUL J. RAFFIN, SCOTT M. ROSEN, JOSHUA M. SCHWARTZ AND MICHAEL ZIMMERMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 2:	Ratify The Appointment Of BDO USA, LLP As Our Independent Registered Public Accountants For The Fiscal Year Ending January 31, 2015.

Ratification of Selected Auditors

We are asking you to ratify the Audit Committee’s selection of BDO as our independent registered public accountants for the fiscal year ending January 31, 2015. We are submitting this proposal to you because we believe that such action follows sound corporate practice. The Audit Committee has appointed BDO as the Company’s independent registered public accountants for the fiscal year ending January 31, 2015, subject to stockholder ratification. The Audit Committee has reviewed BDO’s independence from the Company as described in the “Report of the Audit Committee.” If you do not ratify the selection of BDO as independent registered public accountants, the Audit Committee will consider selecting other independent registered public accountants. However, even if you ratify the selection, the Audit Committee may still appoint new independent registered public accountants at any time during the next fiscal year if it believes that such a change will be in the best interests of dELiA*s and our stockholders.

We expect a representative of BDO to be present at the Annual Meeting and such representative will be afforded an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions during the Annual Meeting.

Audit Fees

The fees billed for professional accounting services rendered by BDO USA, LLP for the fiscal years ended February 1, 2014 and February 2, 2013 are as follows:

	Fiscal Year Ended
	February 1, 2014	February 2, 2013
Audit Fees	$475,500	$341,300
Audit Related Fees	17,000	17,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$492,500	$358,300

In the above table, in accordance with the SEC definitions and rules, “audit fees” are fees billed to the Company for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K and review of financial statements included in Quarterly Reports on Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including review of the Company’s Registration Statements on Form S-3. “Audit-related fees” are billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and the audit of the Company’s 401(K) plan. “Tax fees” are fees for federal and local tax compliance, tax advice, and tax planning and advisory services.

Policy of Audit Committee on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditors and management are required to report periodically to the Audit Committee concerning the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Percentage of Audit Services Pre-Approved

During the fiscal year ended February 1, 2014, 100% of all audit services were pre-approved by the Audit Committee.

Required Vote

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 3:	Approve a Non-Binding Advisory Resolution Relating to the Compensation of the Company’s Named Executive Officers.

The Board of Directors is submitting a “Say on Pay” proposal for stockholder consideration as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The proposal enables our stockholders to cast an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the compensation tables set forth above.

The Board of Directors believes that the Company’s compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders. In particular, the Company’s compensation program is designed to:

•	provide compensation that will attract and retain superior talent and reward Company executives based upon Company and individual performance;

•	align the executive’s financial interests with the success of the Company by placing a portion of pay at risk (i.e., payout that is dependent upon Company performance);

•	support a performance oriented environment;

•	foster commonality of interest between executives and stockholders through the use of equity-based incentives; and

•	provide an appropriate mix between short-term and long-term compensation that encourages a balanced focus on short-term profit goals and long-term value creation.

This proposal gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and accompanying narrative set forth in the Proxy Statement.”

Required Vote

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy at the Annual Meeting, and entitled to vote is required to approve the non-binding advisory resolution relating to the compensation of the Company’s named executive officers. Because the stockholder vote on this proposal is advisory only, it will not be binding on the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the compensation of the Company’s named executive officers as the Compensation Committee deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 4:	Approve an Amendment to the Amended and Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock to 200,000,000, $.001 Par Value Per Share.

The Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that the Company’s stockholders approve an amendment to the Company’s amended and restated certificate of incorporation that would increase the total number of authorized shares of Common Stock from 100,000,000 to 200,000,000 shares. The form of amendment to our amended and restated certificate of incorporation (the “Share Increase Amendment”) is attached as Exhibit A to this Proxy Statement.

Background and Reasons For the Increase in Authorized Shares

Current Capitalization. We currently have 100,000,000 shares of authorized Common Stock. As of the Record Date, 70,790,376 shares of Common Stock were issued and outstanding. In addition, as of the Record Date, there were (i) 24,979,250 shares of Common Stock reserved for issuance upon conversion of the 199,834 shares of Preferred Stock issued on February 18, 2014; (ii) 3,489,796 shares of Common Stock issuable pursuant to the exercise of outstanding options issued under the 2005 Plan and 502,641 shares of Common Stock reserved for future issuance under our 2005 Plan; and (iii) 215,343 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. Based on the number of outstanding and reserved shares of Common Stock described above, we have only 22,594 shares of Common Stock remaining available for issuance as of the Record Date.

Reasons for the Increase. On February 18, 2014, we entered into a Securities Purchase Agreement with certain investors pursuant to which we sold and issued in a private placement 199,834 shares of Preferred Stock for an aggregate purchase price of $19,983,400. These shares of Preferred Stock are convertible into 24,979,250 shares of Common Stock. We also sold to those investors an aggregate of $24,116,600 in principal amount of our Notes, which may become convertible into an additional 241,166 shares of Preferred Stock. These additional shares of Preferred Stock would be convertible into 30,145,750 additional shares of Common Stock. However, after we closed the private placement, we were left with only 22,594 shares of Common Stock available for issuance. Accordingly, we agreed in the private placement to use our commercially reasonable efforts to solicit stockholders’ approval of an amendment to our certificate of incorporation to increase the number of authorized and unissued shares of Common Stock by an amount not less than the maximum number of shares of Common Stock issuable upon conversion of the Preferred Stock we sold on February 18, 2014 (the closing date of the private placement), and shares of Common Stock that may be issuable thereafter upon conversion of shares of Preferred Stock issuable upon conversion of the Notes.

We completed the private placement to raise funds for working capital and other general corporate purposes. However, as noted above, we did not have sufficient shares of Common Stock to allow for the issuance of the Preferred Stock that are issuable upon conversion of the Notes. Until stockholders approve the Share Increase Amendment, the $24,116,600 investors paid for the Notes is being held in a deposit account at a bank and may not be used by the Company. If stockholders approve the Share Increase Amendment, then the outstanding principal amount of all of the Notes automatically will convert into 241,166 shares of Preferred Stock, and the Company will receive the $24,116,600. However, if stockholders do not approve the Share Increase Amendment, then we will not have sufficient shares of Common Stock to issue upon conversion of the Preferred Stock that are issuable upon conversion of the Notes. In that event, instead of the automatic conversion of the Notes into Preferred Stock, the Notes will mature, the Company will be required to repay the Notes, together with interest at a rate of 7.25% per annum, and the Company will not have use of these funds.

In addition, as described and for the reasons set forth below in Proposal 5, the Board of Directors is requesting that stockholders approve the 2014 Plan. With only 22,594 shares of Common Stock remaining available for future issuance by the Company, without an increase in the number of authorized and unissued shares of Common Stock, the 2014 Plan may not be adopted.

Our Board of Directors also believes that the number of shares of Common Stock presently available for future issuance under our amended and restated certificate of incorporation is insufficient to provide us with flexibility in issuing shares for other future corporate purposes and, accordingly, is proposing to increase the number of authorized shares to ensure that we have that flexibility. If this Proposal 4 is approved by stockholders, then we may issue shares of Common Stock in the future, without further stockholder approval (except as may be required by any federal or state laws, regulations or stock exchange rules) in connection with, among other things, additional public or private stock offerings; acquisitions; equity incentives for employees, including under the 2014 Plan if it is approved by stockholders; strategic investments and similar transactions; the payment of stock dividends; stock splits or other recapitalizations; or for any other corporate purposes. These additional shares of Common Stock may be issued at times and under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage ownership interest of the present holders of the Common Stock. The Board of Directors, however, did not approve the Share Increase Amendment, and the Share Increase Amendment is not being submitted to stockholders for approval, in connection with any current plans for a merger, consolidation, acquisition or similar business transaction.

General. If approved by our stockholders, the additional authorized shares of Common Stock would be available for issuance for any proper corporate purpose as determined by the Board of Directors without further approval by the stockholders, except as required by law, the listing rules of the Nasdaq Global Market or the rules of any other national securities exchange on which our shares of Common Stock are listed from time to time.

The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. These additional shares would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive or cumulative voting rights. The number of authorized shares of our preferred stock will not be affected by this amendment to our certificate of incorporation, which will be maintained at 25,000,000 shares.

Assuming that the stockholders approve the amendment to increase the number of authorized shares of Common Stock, the amendment will be effective upon the filing of the Share Increase Amendment with the Secretary of State of the State of Delaware.

Anti-Takeover Effects

The Share Increase Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by issuing a portion of the additional authorized shares to dilute the stock ownership or voting rights of persons seeking to obtain control of us or to increase the potential costs to acquire control. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may consider to be in their best interests or which may offer them a premium for their shares over the then current market price. The Share Increase Amendment also may have the effect of entrenching current management, including the current Board of Directors. The Board of Directors, however, did not approve the Share Increase Amendment in response to any threatened or perceived takeover threat, and we are not aware of any such threat.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to appraisal rights with respect to the Share Increase Amendment, and we do not intend to independently provide stockholders with any such right.

Required Vote

The affirmative vote of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting is required to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000, $.001 PAR VALUE PER SHARE.

Proposal 5:	Approve the 2014 Stock Incentive Plan.

The Board of Directors is requesting that stockholders approve the 2014 Plan which will replace the 2005 Plan. The Board of Directors unanimously approved the 2014 Plan on April 2, 2014 and recommends that the stockholders approve and adopt the 2014 Plan. If the 2014 Plan is approved by stockholders, no additional options will be granted under the 2005 Plan, although all options outstanding under the 2005 Plan would remain outstanding in accordance with their terms and the terms of the 2005 Plan.

The 2014 Plan became effective on April 3, 2014, subject to approval by stockholders within 12 months of that date, as well as the separate approval by stockholders of an increase in the number of authorized shares of Common Stock in an amount at least equal to the maximum number of shares of Common Stock that may be issued under the 2014 Plan. As described in Proposal 4 above, with only 22,654 shares of Common Stock available for issuance by the Company, the Company does not have a sufficient number of authorized shares of Common Stock available to cover the total number of shares that may be issued pursuant to awards to be made under the 2014 Plan. Accordingly, the 2014 Plan will only become effective upon its approval by stockholders and approval by stockholders of Proposal 4.

The following description of certain principal features of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Exhibit B to this Proxy Statement.

Purpose of the 2014 Plan

The 2014 Plan was established by the Company (i) to attract and retain persons eligible to participate in the 2014 Plan; (ii) to motivate participants to achieve long-term Company goals; and (iii) to further align participants’ interests with those of the Company’s other stockholders.

General

The 2014 Plan is intended to permit the grant of (i) stock options (“Stock Options”), both incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”); (ii) stock appreciation rights (“SARs”); and (iii) stock awards (“Stock Awards”), including restricted stock awards and restricted stock units (“RSUs”).

The 2014 Plan is unfunded, and the Company will not segregate any assets for grants of awards under the 2014 Plan. No awards may be granted after April 2, 2024, the date which is 10 years after the adoption of the 2014 Plan by the Board.

The Company intends that awards granted under the 2014 Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986 (and any amendments thereto) (the “Code”).

Administration

The 2014 Plan will be administered by a committee of directors (presently the Compensation Committee) appointed by the Board of Directors to administer the 2014 Plan except that if at any time no committee shall be in office, the 2014 Plan will be administered by the Board of Directors. When we use the term “Administrator,” it means the Board of Directors or any of its committees that are then administering the 2014 Plan.

The Administrator has the authority, subject to the terms of the 2014 Plan and among other things, to:

•	select the officers, employees or directors of the Company, any subsidiary or any affiliate of the Company, or any consultants and advisors to whom awards may be granted;

•	determine whether and to what extent awards or any combination of types of awards may be granted;

•	determine the number of shares of Common Stock to be covered by each award granted;

•	determine the terms and conditions, not inconsistent with the terms of the 2014 Plan, of any award granted under the 2014 Plan;

•	modify, amend or adjust the terms and conditions of any award;

•	determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an award shall be deferred; and

•	determine the type and amount of consideration, if any, to be received by the Company or any award issued.

Eligibility

Any officer, employee or director of the Company, any subsidiary or affiliate of the Company, or any consultant or advisor providing services to the Company, or any of its subsidiaries of affiliates, are eligible to receive awards under the 2014 Plan. As of the Record Date, there were approximately 1,531 employees and six non-employee directors who would be eligible to participate in the 2014 Plan.

Stock Subject to the 2014 Plan

A total of 8,000,000 shares of Common Stock are subject to the 2014 Plan. In addition, if stock options or restricted stock awards previously granted under the 2005 Plan expire, lapse, terminate, or are forfeited or settled in cash, are exchanged for awards not covering shares of Common Stock, or shares of Common Stock are not issued as a result of a net exercise of a stock option granted under the 2005 Plan, those shares will be added to the maximum number of shares of Common Stock which may be delivered under the 2014 Plan. The maximum number of shares of Common Stock under the 2014 Plan that may covered by awards denominated in shares of Common Stock, in the aggregate, granted to any one participant during any calendar year is 1,500,000.

On the Record Date, 3,489,796 shares were subject to outstanding stock options under the 2005 Plan, and 502,641 shares remained available for future grant. On that date, the closing sale price of our Common Stock on the Nasdaq Global Market was $0.83 per share.

Stock Options

Stock options may be granted alone or in addition to other awards under the 2014 Plan and may be of two types: ISOs and NQSOs. ISOs may be granted only to employees of the Company and its subsidiaries.

Stock Options granted under the 2014 Plan are subject to the following terms and conditions and will contain such additional terms and conditions as the Administrator deems desirable.

Exercise Price. The exercise price per share of Common Stock purchasable under a stock option is determined by the Administrator, but may not be less than fair market value per share on the date the Stock Option is granted, but if the Stock Option is intended to qualify as an ISO and is granted to an individual who is a 10% stockholder of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant.

Option Term. The term of each Stock Option will be fixed by the Administrator, but no Stock Option may be exercisable more than 10 years (or five years in the case of an individual who is a 10% stockholder if the Stock Option is intended to be an ISO) after the date the Stock Option is granted.

Exercisability. Except as otherwise provided in the 2014 Plan, Stock Options will be exercisable at such time or times, and subject to such terms and conditions, as determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may in its discretion at any time waive the installment exercise provisions, in whole or in part. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

Method of Exercise. The exercise price of each Stock Option will be paid in full in cash or, if so provided in the applicable option agreement or otherwise permitted by the Administrator, by one or more of the following: (i) by surrendering (actually or by attestation) unrestricted stock to the Company the participant already owns based in any instance on the fair market value of the Common Stock on the date the Stock Option is exercised; (ii) by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price, such as a cashless exercise through a broker; (iii) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the participant is otherwise entitled under the stock award based upon the fair market value of the Common Stock on the date the Stock Option is exercised; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).

Termination by Death. Unless otherwise provided in the applicable option agreement, if an optionee’s employment or provision of services terminates by reason of death, any Stock Option held by the optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an optionee’s employment or provision of services terminates by reason of disability, any Stock Option held by the optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter. If the optionee dies within that period, then, notwithstanding the expiration of that period, an unexercised Stock Option held by the optionee will continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an optionee’s employment or provision of services terminates by reason of retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of retirement, or on such accelerated basis as the Administrator may determine, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter. If the optionee dies within that period, then, notwithstanding the expiration of that period, an unexercised Stock Option held by the optionee will continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Other Termination. Unless otherwise provided in the applicable option agreement, if an optionee’s employment or provision of services terminates for any reason other than death, disability, retirement, or cause, any Stock Option held by the optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter. If the optionee dies within that period, then, notwithstanding the expiration of that period, an unexercised Stock Option held by the optionee will continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of death or until the expiration of the stated term of such stock option, whichever period is shorter. If an Optionee’s employment or provision of services terminates for Cause, any Stock Option held by such Optionee shall terminate contemporaneously therewith.

Notification of “Disqualifying Disposition.” A participant must notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an ISO if such sale or disposition occurs (a) within two years of the grant of the ISO or (b) within one year of the issuance of shares of Common Stock to the participant.

Failure to Qualify. The Company will not be liable to any participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that a Stock Option intended to be an ISO does not qualify as an ISO.

SARs

The 2014 Plan authorizes the grant of SARs, which may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the 2014 Plan. SARs will be subject to such terms and conditions as determined by the Administrator and as provided in the 2014 Plan.

Upon the exercise of a SAR, a participant will be entitled to receive an amount in cash, shares of Common Stock or both, which in the aggregate are equal in value to the excess of the fair market value of one share of Common Stock over (i) the fair market value per share of the Common Stock at the time of grant as shall be determined by the Administrator (if the stock appreciation right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the SAR is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the SAR shall have been exercised. The Administrator has the right to determine the form of payment.

The maximum term of a SAR will be determined by the Administrator on the date of grant, except that no SAR will have a term of more than 10 years from the date such SAR was granted (or five years for a SAR granted in conjunction with an ISO to a 10% stockholder). No SAR granted in conjunction with a stock option will be exercisable or continue in existence after the expiration of the Stock Option to which the SAR relates.

No participant will, as a result of receiving a SAR, have any rights as a stockholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

Stock Awards

Stock Awards, including RSUs, may be issued under the 2014 Plan, subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator determines. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the participant’s period of employment or other service to the Company or any subsidiary or any affiliate of the Company, upon the attainment of specified performance goals or service objectives established by the Administrator.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation: (i) cash or cash equivalents; (ii) past services rendered to the Company, any subsidiary or any affiliate of the Company, (iii) future services to be rendered to the Company, any subsidiary or any affiliate of the Company.

Unless the applicable Stock Award agreement provides otherwise, if the participant must pay for a Stock Award, payment must be made in cash (by certified or bank check or such other instrument as the Company may accept). If the applicable Stock Award agreement so provides, the Administrator, in its discretion, may allow a participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) unrestricted Common Stock to the Company the participant already owns based in any instance on the then fair market value of the Common Stock, (ii) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the participant is otherwise entitled under the Stock Award based on the then fair market value of the Common Stock, or (iii) by any combination of cash and/or any one or more of the methods in clauses (i) or (ii). A participant’s rights in a Stock Award may be subject to repurchase upon specified events as determined by the Administrator and set forth in the applicable agreement relating to the Stock Award.

Performance Criteria

Under Section 162(m) of the Code, compensation in excess of $1,000,000 paid in any one year to a public corporation’s covered employees who are employed by the corporation at year-end will not be deductible for federal income tax purposes unless the compensation is considered “qualified performance-based compensation” under Section 162(m) (or another exemption is met). Covered employees include the Chief Executive Officer and our three other most highly compensated executive officers as of the last day of the taxable year other than our Chief Financial Officer.

The Administrator may grant awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, and may specify that an award is intended to constitute “qualified performance-based compensation,” by conditioning the right of the participant to exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of certain objectively-determinable performance conditions. Objectively-determinable performance conditions generally are performance conditions (a) that are established in writing (i) at the time of the grant or (ii) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (b) that are uncertain of achievement at the time they are established and (c) the achievement of which is determinable by a third party with knowledge of the relevant facts. These performance conditions may include any or any combination of the following: (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Stock (or any other publicly-traded securities of the Company); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; and (z) shareholder equity. Performance conditions may be related to a specific customer or group of customers or geographic region. The form of the performance conditions also may be measured on a Company, subsidiary, affiliate, product, division, business unit, service line, segment or geographic basis individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to achievement of performance conditions, may be subject to continued employment or service by the participant.

Written Agreement

Each award will be evidenced by a written or electronic agreement (including any amendment or supplement thereto) between the Company and the participant specifying the terms and conditions of the award granted to such participant.

Transferability

Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. However, if the applicable agreement so provides, an award that is not an ISO or a corresponding SAR may be transferred by a participant to any Family Members (as defined in the 2014 Plan). Any such transfer will be permitted only if (i) the participant does not receive any consideration for the transfer and (ii) the Administrator expressly approves the transfer. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant, except that such transferee may only transfer the award by will or the laws of descent and distribution. A RSU may not be transferred prior to becoming a non-forfeitable and transferable.

Amendment and Termination of 2014 Plan

The Board of Directors may amend, alter or discontinue the 2014 Plan, but no amendment, alteration or discontinuation may be made which would adversely affect the rights of a participant under an award previously granted without the participant’s consent, except in limited circumstances. No amendment to the 2014 Plan may be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Common Stock is listed or to the extent required by law or any tax or regulatory requirement applicable to the 2014 Plan or if the amendment would (i) increase the benefits accruing to participants under the 2014 Plan, including without limitation, any amendment to the 2014 Plan or any award agreement to permit a repricing of any outstanding awards, (ii) increase the aggregate number of shares of Common Stock that may be issued under the 2014 Plan, (iii) modify the requirements as to eligibility for participation in the 2014 Plan, or (iv) change the performance conditions set forth under the heading “Performance Criteria” above for awards that intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Section 162(m) of the Code, the Board will resubmit the material terms of the performance conditions (set forth under the heading “Performance Criteria” above) to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth year after the year in which stockholders previously approved the performance objectives. Any termination of the 2014 Plan must comply with the requirements of Section 409A of the Code with regard to any 409A Awards.

Federal Income Tax Consequences

To ensure compliance with Treasury Department Circular 230, you are hereby notified that any discussion of tax matters set forth in this Proxy Statement was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by you, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Stockholders should seek advice based on their particular circumstances from an independent tax advisor.

The following discussion summarizes the principal federal income tax consequences associated with awards under the 2014 Plan. This summary is based upon provisions of the Code, and treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not address all aspects of U.S. federal income taxes and does not deal with foreign, state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the 2014 Plan.

ISOs. A participant will not recognize taxable income on the grant or exercise of an ISO. A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in the shares of the Common Stock generally will be the amount the participant paid for the shares.

If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. A special rule applies to such a disqualifying disposition where the amount realized is less than the fair market value of the Common Stock on the date of exercise of the ISO. In that case, the ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition over the exercise price. If the amount realized is less than the exercise price, the participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less). A participant will receive different tax treatment if the exercise price is paid by delivery of Common Stock the participant already owns.

Neither the Company nor any of its affiliates will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, the Company or its affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant’s tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. The participant’s holding period for the stock begins on acquisition of the shares. Any gain or loss that a participant realizes on a subsequent disposition of Common Stock acquired on the exercise of a NQSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant will receive different tax treatment if the exercise price is paid by delivery of Company Stock the participant already owns.

The exercise of a NQSO will entitle the Company or its affiliate to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

SARs. A participant will not recognize any taxable income at the time the SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and/or the fair market value of the Common Stock that he or she receives. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Restricted Stock. A participant will recognize ordinary income on account of an award of Restricted Stock on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the amount, if any, the participant paid for the Restricted Stock. However, even if the shares of Restricted Stock are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock is granted. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for stock. Any gain (or loss) that a participant realizes upon the sale of any Common Stock acquired will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the shares and will be treated as long-term (if the shares are held for more than one year) or short-term (if the shares are held for one year or less) capital gain or loss. The participant’s holding period for the stock begins on the date the shares are either transferable or not subject to a substantial risk of forfeiture, except that the holding period will begin on the date of grant if the participant makes the special “83(b) election.” The Company will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

RSUs. The participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant, at the time of receipt, will recognize as ordinary income the fair market value of the Common Stock he or she receives. The participant’s holding period in the Common Stock will begin on the date the stock is received. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income. Any gain or loss that a participant realizes on a subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the stock (long-term if the shares are held for more than one year; short-term if one year or less). The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock. The Company will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Limitation on Deductions. The deduction for a publicly-held corporation for otherwise deductible compensation to a “covered employee” generally is limited to $1,000,000 per year. An individual is a covered employee if he or she is the chief executive officer or one of the three other highest compensated officers for the year (other than the chief financial officer). The $1,000,000 limit does not apply to compensation payable solely because of the attainment of performance conditions that meet the requirements set forth in Section 162(m) of the Code and the regulations thereunder. Compensation is considered performance-based only if (a) it is paid solely on the achievement of one or more performance conditions; (b) two or more “outside directors” set the performance conditions; (c) before payment, the material terms under which the compensation is to be paid, including the performance conditions, are disclosed to, and approved by, the shareholders and (d) before payment, two or more “outside directors” certify in writing that the performance conditions have been met. The 2014 Plan has been designed to enable the Administrator to structure awards that are intended to meet the requirements for performance-based compensation that would not be subject to the $1,000,000 per year deduction limit.

Any grant, exercise, vesting or payment of an award may be postponed if the Company reasonably believes that its deduction with respect to such award would be limited or eliminated by application of Section 162(m) of the Code to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates the deduction will not be limited or eliminated under Section 162(m) of the Code.

Other Tax Rules. The 2014 Plan is designed to enable the Committee to structure awards that are intended to not be subject to Section 409A of the Code, which imposes certain restrictions and requirements on deferred compensation.

Certain Tax Consequences to the Company. We intend that awards granted under the 2014 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect. In addition, under Section 162(m) of the Code, compensation in excess of $1,000,000 paid in any one year to a public corporation’s covered employees who are employed by the corporation at year-end will not be deductible for federal income tax purposes unless the compensation is considered “qualified performance-based compensation” under Section 162(m) of the Code (or another exemption is met). In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Section 162(m) of the Code is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our shareholders. Accordingly, shareholder approval of the 2014 Plan is necessary for the 2014 Plan to be able to design awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code which may be exempt from the limits on tax deductibility imposed by Section 162(m) of the Code.

The rules and regulations promulgated under Section 162(m) of the Code are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the Section 162(m) limitations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) of the Code and/or deductible by the Company. Under the 2014 Plan, options and SARs granted with an exercise price or base price at least equal to the fair market value of the underlying stock at the date of grant, and certain other awards which are conditioned upon achievement of performance goals may qualify as “qualified performance-based compensation.” Other awards under the 2014 Plan, such as non-performance-based restricted stock and RSUs, generally will not so qualify for the exception under Section 162(m) of the Code, so that compensation paid to certain covered employees in connection with such awards, to the extent it and other compensation subject to Section 162(m) of the Code’s deductibility cap exceed $1,000,000 in a given taxable year, may not be deductible by the Company as a result of Section 162(m) of the Code. Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Section 280G of the Code and subject to additional excise taxes under Section 4999 of the Code.

New Plan Benefits

The Administrator has the power and discretion to administer the 2014 Plan, including, without limitation, to determine if and when to grant awards, the employees and non-employee directors to whom awards, if any, will be made, the nature and extent of any such awards, and all other terms and conditions upon which awards may be made. Accordingly, benefits or amounts to be granted or allocated to, or received by, participants in the 2014 Plan are not yet determinable.

Equity Compensation Plan Information

The following table contains information about our Common Stock that may be issued upon the exercise of options, warrants or rights under all of our equity compensation plans as of February 1, 2014:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (A)) (C)
Equity Compensation Plans Approved by Stockholders (1)	3,339,413	$1.87	2,027,949
Equity Compensation Plans Not Approved by Stockholders (2)	—	—	—
Total	3,339,413	$1.87	2,027,949

(1)

Under the 2005 Plan, a maximum of 8,400,000 shares of our Common Stock may be subject to grants of options or awards of restricted stock to certain of our officers, directors and employees. Options granted under the 2005 Plan will be either non-qualified options, which do not satisfy the requirements of Section 422 of the Code, or ISOs, which do satisfy such requirements. No person may be granted options under the

2005 Plan for more than 1,500,000 shares of our Common Stock in any one-year period. Shares of Common Stock covered by options that terminate or are canceled prior to exercise and shares of restricted stock that are returned to us will again be available for grants of options and awards of restricted stock. Also, if the option price or any applicable tax withholding obligation payable upon exercise of an option is satisfied by the tender or withholding of shares of Common Stock, the number of shares so tendered or withheld will be eligible for subsequent grants of options and awards of restricted stock under the 2005 Plan. The option price for stock options may not be less than the fair market value of our Common Stock at the time of grant.
(2)	Except for the 2014 Plan which is being submitted to stockholders at the Annual Meeting, the Company has no equity compensation plans that have not been approved by stockholders.

Required Vote

The affirmative vote of a majority of the shares of Voting Stock present, in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 2014 Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2014 STOCK INCENTIVE PLAN.

Proposal 6:	Authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization.

The Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that the Company’s stockholders approve an amendment to our amended and restated certificate of incorporation that would authorize the Company to effect a reverse split of our outstanding shares of Common Stock within a range of one share of Common Stock for every two shares of Common Stock to one share of Common Stock for every 10 shares of Common Stock, with the exact reverse split ratio to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment. If stockholders approve this Proposal 6, the Board of Directors will have the authority to decide, at any time for a period of one year, commencing on the date of the Annual Meeting and ending on June 16, 2015, whether to implement a reverse stock split and, if so, the precise ratio of the reverse stock split within a range of one-for-two shares of the Common Stock to one-for-10 shares of the Common Stock. If the Board of Directors decides to implement a reverse stock split, the reverse stock split will become effective upon the filing of an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware (the “Reverse Split Amendment”).

The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Reverse Split Amendment if the Board of Directors determines that it is not in the best interests of the Company and the stockholders. If a reverse stock split is not implemented by the Board of Directors by June 16, 2015, the authority granted by stockholders in this Proposal 6 would terminate. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it considers a reverse stock split to be advisable at that time.

The form of the Reverse Split Amendment to accomplish the reverse stock split is attached as Exhibit C to this Proxy Statement.

Background and Reasons for the Reverse Stock Split

The Common Stock is currently listed on the Nasdaq Global Market. In order for the Common Stock to continue to be so listed, the Company is required to comply with various listing standards, including that the Company maintain a minimum closing bid price of at least $1.00 per share of Common Stock. On May 7, 2014, we received a notification letter from The NASDAQ OMX Group (“Nasdaq”) indicating that the bid price of the Common Stock for the 30 consecutive business days prior to May 6, 2014 had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5450(a)(1). We were provided a period of 180 calendar days, or until November 3, 2014, to regain compliance. The letter stated that the Nasdaq staff would provide written notification that we have regained compliance if at any time before November 3, 2014, the bid price of the Common Stock closes at $1.00 per share for a minimum of 10 consecutive business days. If we are unable to regain compliance, the Common Stock may be delisted from the Nasdaq Global Market and transferred to a listing on the Nasdaq Capital Market, or delisted altogether.

The principal purpose of this Proposal 6 is to provide the Board of Directors with the authorization and means, if necessary, to effect a reverse stock split in order to increase the market price of the Common Stock above the minimum bid requirements of the Nasdaq Global Market. Seeking stockholder approval of a range of exchange ratios from one-for-two to one-for-10 (rather than a fixed exchange ratio) is intended to provide the Board of Directors with the flexibility to achieve the desired results of the reverse stock split.

The Board of Directors has considered the potential harm to the Company of a delisting from the Nasdaq Global Market. For example, if a delisting were to occur, the Common Stock might be traded in the over-the-counter market and be quoted either on the OTC Bulletin Board or, if the Company qualifies, on other quotation systems like OTC Market Group, Inc. The Board of Directors believes that such alternatives generally are considered to be less efficient markets and generally would not be as attractive to our current and future stockholders, potentially limiting our sources of additional equity capital should that become necessary. Accordingly, the Board of Directors believes that it should have the ability to effect a reverse stock split to help us regain compliance with the Nasdaq Global Market’s minimum bid price listing standard.

The Board also considered that effecting a reverse stock split would reduce the number of shares of Common Stock outstanding without reducing the total number of authorized shares of Common Stock. As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, in equity financing transactions. A reverse stock split may also broaden the pool of investors that are interested in investing in the Common Stock by attracting investors who would prefer not to invest in shares that trade at lower prices, make the Common Stock a more attractive investment to institutional investors and reduce the relatively high transaction costs and commissions paid by our stockholders due to the currently low per share trading price and the high number of shares of Common Stock outstanding. However, we currently have no immediate intended uses for the additional shares that would be available for issuance following the reverse stock split, except as described in Proposal 4, “Approval of an Amendment to the Amended and Restated Certificate of Incorporation of the Company to Increase the Number of Authorized Shares of Common Stock to 200,000,000, $.001 Par Value Per Share—Background and Reasons for the Increase in Authorized Shares,” and in Proposal 5, “Approval of 2014 Stock Incentive Plan.”

Determination of Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of an amendment that would allow the Board of Directors to determine the exact reverse stock split ratio within a specified range of one-for-two to one-for-10 (rather than stockholder approval of a fixed reverse stock split ratio) provides the flexibility to achieve the desired results of a reverse stock split.

In determining the range of reverse stock split ratios to be submitted for stockholder approval, the Board of Directors will consider a number of factors, including:

•	the ratio necessary to maintain our listing on the Nasdaq Global Market;

•	the potential devaluation of the Company’s market capitalization as a result of a reverse stock split;

•	the historical and prevailing trading prices for the Common Stock and its trading volume;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in the Company’s industry and in the marketplace generally; and

•	the Company’s capitalization (including the number of shares of the Common Stock issued and outstanding).

The Board of Directors will consider the conditions, information and circumstances existing at the time when it determines whether to implement a reverse stock split and, if it decides to implement a reverse stock split, the precise reverse stock split ratio.

Principal Effects of Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by combining all of the outstanding shares of the Common Stock into a proportionately smaller number of shares of Common Stock. For example, if the Reverse Split Amendment is approved by stockholders and the Board of Directors elects a one-for-10 reverse stock split, a stockholder holding 10,000 shares of Common Stock before the reverse stock split would hold 1,000 shares of Common Stock immediately after the reverse stock split. Except for changes due to the rounding up of fractional shares as we describe below, a reverse stock split will not change a stockholder’s proportionate ownership of our outstanding shares of Common Stock.

Effect on Authorized, Issued and Outstanding, and Reserved Shares of Common Stock. Currently, we are authorized to issue up to a total of 100,000,000 shares of Common Stock of which 70,790,376 shares were issued and outstanding as of the Record Date. Under Proposal 4, we are seeking approval to increase our authorized shares of Common Stock to 200,000,000. The Reverse Split Amendment would not alter the number of shares of authorized Common Stock contemplated by Proposal 4, if approved.

A reverse stock split will not alter the relative rights and preferences of existing stockholders or the number of shares of Common Stock authorized for issuance. All issued and outstanding shares of Common Stock would remain fully paid and non-assessable. In addition, the number of stockholders of record would not be affected by the reverse stock split. The reverse stock split also will increase the number of authorized but unissued shares of Common Stock available for future issuance in proportion to the number of issued and outstanding shares.

The Company has outstanding options to purchase Common Stock under the 2005 Plan, warrants to purchase shares of Common Stock and Preferred Stock convertible into shares of Common Stock. Under the terms of the outstanding options, warrants and Preferred Stock, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the options and warrants and upon conversion of the Preferred Stock in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of the outstanding options and warrants and the conversion price of the outstanding Preferred Stock. A reverse stock split would result in a similar adjustment in any then outstanding stock options or stock-based awards under the 2014 Plan if it is approved by stockholders at the Annual Meeting.

The following table sets forth (1) the number of shares of Common Stock that would be authorized (assuming Proposal 4 is approved prior to the reverse stock split); (2) the number of issued and outstanding shares of Common Stock and as a percentage of the authorized Common Stock; (3) the number of shares of

Common Stock unissued and reserved for issuance pursuant to the 2005 Plan, the Preferred Stock (assuming Proposal 4 is approved) and outstanding warrants; and (4) the number of unissued and unreserved shares of Common Stock following the effective date of a reverse stock split of the Common Stock as of the Record Date (assuming Proposal 4 is approved prior to the reverse stock split), in each case based on assumed reverse stock split ratios. The table does not include the number of shares of Common Stock that would be unissued and reserved for issuance pursuant to the 2014 Plan if Proposal 5 is approved. These ratios are being used for illustrative purposes only. The actual reverse stock split ratio approved by the Board of Directors, if any, may be any ratio within the range of one-for-two to one-for-10 shares of Common Stock.

	Common Stock Authorized	Common Stock Issued and Outstanding (number of Shares)	Percentage of Authorized	Common Stock Unissued and Reserved (2)	Common Stock Unissued and Unreserved (2)
Current Capitalization (1)	100,000,000	70,790,376	70.8%	29,187,030	22,594
Assuming one-for-two reverse stock split	200,000,000	35,395,188	17.7%	29,666,391	134,938,421
Assuming one-for-four reverse stock split	200,000,000	17,697,594	8.8%	14,833,196	167,469,210
Assuming one-for-six reverse stock split	200,000,000	11,798,396	5.9%	9,888,797	178,312,807
Assuming one-for-eight reverse stock split	200,000,000	8,848,797	4.4%	7,416,598	183,734,605
Assuming one-for-10 reverse stock split	200,000,000	7,079,037	3.5%	5,933,278	186,987,685

(1)	For Current Capitalization, does not assume an increase in authorized shares and does not include any reservation for shares of Common Stock issuable upon conversion of the Preferred Stock issuable upon conversion of the Notes.
(2)	Subject to rounding and before adjustment for fractional shares.

Effect on Authorized and Issued Preferred Stock. Currently the Company is authorized to issue up to a total of 25,000,000 shares of preferred stock, $.001 par value per share. The proposed amendment to our amended and restated certificate of incorporation to effect a reverse stock split will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock. In addition, as noted above, there are 199,934 shares of Preferred Stock outstanding and, if Proposal 4 is approved by stockholders, an additional 241,166 shares of Preferred Stock will be issued upon automatic conversion of the Notes. A reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the Preferred Stock in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the conversion price of the outstanding Preferred Stock.

Effect on Voting Rights. Except for changes due to the rounding up of fractional shares as we describe below, proportionate voting rights and other rights of the holders of Common Stock would not be affected by the reverse stock split. For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the reverse stock split would, subject to rounding for fractional shares, continue to hold 1% of the voting power of the outstanding shares of Common Stock after the reverse stock split.

Effect on Par Value Shares and Accounting Matters. The reverse stock split will not affect the par value per share of the Common Stock, which will remain at $.001 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to the Common Stock on our balance sheet (which consists of the par value per share of Common Stock multiplied by the aggregate number of the issued shares of Common Stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of Common Stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the Common Stock will be increased as a result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

Effect on Outstanding Options, Warrants and Preferred Stock. The reverse stock split, if and when implemented, will affect outstanding options to purchase Common Stock. The 2005 Plan and the 2014 Plan include provisions for appropriate adjustments to the number of shares of Common Stock covered by the plan, as well as the per share exercise prices. If the Company’s stockholders approve the reverse stock split, an outstanding stock option to purchase one share of Common Stock would thereafter evidence the right to purchase a fraction of a share of Common Stock consistent with the reverse stock split ratio designated by the Board of Directors (rounding any fractional shares up to the nearest whole share), and the exercise price per share would be a corresponding multiple of the previous exercise price (rounded down to the nearest cent). For example, if the Company effects a one-for-10 reverse stock split, a pre-reverse split option for 10,000 shares of Common Stock with an exercise price of $1.00 per share would be converted into a post-reverse split option to purchase 1,000 shares of Common Stock with an exercise price of $10.00 per share. Further, the number of shares of Common Stock authorized and reserved for issuance under the plans will be reduced in proportion to the exchange ratio of the reverse stock split.

The Company has outstanding warrants to purchase shares of Common Stock. Under the terms of the outstanding warrants, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of the outstanding warrants.

The Company also has outstanding shares of Preferred Stock which are convertible into shares of Common Stock. Under the terms of the Preferred Stock, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon conversion of the Preferred Stock in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the conversion price of the outstanding shares of Preferred Stock.

As of the Record Date, the Company had reserved for issuance 3,489,796 shares of Common Stock pursuant to the options issued and to be issued under the 2005 Plan, warrants and the shares of Preferred Stock issued on February 18, 2014. The following table sets forth the effect on the number of these shares following the effective date of a reverse stock split of the Common Stock, using for purposes of this table the applicable number of shares as of the Record Date. The actual reverse stock split ratio, if any, approved by the Board of Directors may be any number within the range of one-for-two to one-for-10 shares of Common Stock.

	Reserved for Outstanding Stock Options	Authorized for Future Issuance under 2005 Plan	Reserved for Conversion of Preferred Stock	Reserved for Exercise of Warrants	Total Authorized or Reserved
Current (1)	3,489,796	502,641	24,979,250	215,343	29,187,030
Assuming one-for-two reverse stock split (2)	1,744,898	251,321	27,562,500	107,672	29,666,391
Assuming one-for-four reverse stock split (2)	872,449	125,661	13,781,250	53,836	14,833,196
Assuming one-for-six reverse stock split (2)	581,633	83,774	9,187,500	35,890	9,888,797
Assuming one-for-eight reverse stock split (2)	436,225	62,830	6,890,625	26,918	7,416,598
Assuming one-for-10 reverse stock split (2)	348,980	50,264	5,512,500	21,534	5,933,278

(1)	For current capitalization, does not assume an increase in authorized shares and does not include any reservation for shares of Common Stock issuable upon conversion of the Preferred Stock issuable upon conversion of the Notes.
(2)	For all reverse split calculations, assumes an increase in authorized shares and includes reservation for shares of Common Stock issuable upon conversion of the Preferred Stock issuable upon conversion of the Notes.

Implementation of Reverse Stock Split

Effective Time. If this Proposal 6 is approved at the Annual Meeting and the Board of Directors elects, in its sole discretion, at any time on or before June 16, 2015 to implement the reverse stock split, the reverse stock split will become effective upon filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to the rounding up of fractional shares, as of the effective time of a reverse stock split, not less than two and not more than 10 shares, as applicable, of Common Stock issued and outstanding immediately prior to that effective time automatically will be, without any action on the part of the stockholders, combined and changed into, one share of Common Stock in accordance with the ratio of the reverse stock split determined by the Board of Directors within the limits set forth in this Proposal 6. Any such determination will be made and publicly disclosed by the Board of Directors prior to the effective time of the reverse stock split.

Fractional Shares. No fractional shares will be issued in connection with the reverse stock split. In the event that the number of shares of post-split Common Stock for any stockholder includes a fraction, such fractional shares will be rounded up to the nearest whole share. Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the exchange. Similarly, no fractional shares will be issued on the exercise of outstanding options or rights, except as otherwise expressly specified in the documents governing such options or rights.

Exchange of Stock Certificates.

Holders of Certificated Shares of Common Stock. Stockholders holding shares of Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of a reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender certificate(s) representing shares of Common Stock, or “old certificates,” in exchange for certificates representing the appropriate number of certificate(s) representing the appropriate number of whole shares of post-reverse stock split Common Stock, or “new certificates.” No new certificates will be issued to a stockholder until that stockholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal to our transfer agent. Until surrendered for exchange as contemplated herein, each old certificate will be considered to represent the number of whole shares of Common Stock resulting from the reverse stock split. Any dividends or other distributions that may be declared after the effective date of a reverse stock split with respect to the number of whole post-reverse split shares of Common Stock represented by an old certificate will be withheld by the Company until that old certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to relevant abandoned property or escheat laws will be paid to the holder thereof or the holder’s designee, without interest.

Any stockholder whose old certificate has been lost, destroyed or stolen will be entitled to a new stock certificate only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes or other fees shall be payable by any holder of any old certificate(s), except that if any new certificate(s) are to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that these taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Registered “Book-Entry” Holders of Common Stock (these are stockholders that are registered holders of Common Stock on our transfer agent’s books but do not hold stock certificates). Stockholders who hold uncertificated book-entry shares prior to the reverse stock split, either as record or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be, as noted below) to give effect to the reverse stock split. No additional action on the Company’s part or on the part of any stockholder will be required in order to effect a reverse stock split for uncertificated book-entry shares existing prior to the reverse stock split.

Beneficial Holders of Common Stock (these are holders in “street name”). Upon a reverse stock split becoming effective, the Company intends to treat shares of Common Stock held by stockholders in “street name,” that is, through a bank, broker or other nominee, in the same manner as stockholders whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, the stockholder is encouraged to contact the stockholder’s bank, broker or other nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Risks and Potential Disadvantages Associated with the Reverse Stock Split

The primary purpose of a reverse stock split is to combine the issued and outstanding shares of Common Stock into a smaller number of shares so that the shares of Common Stock will trade at a higher price per share in order to maintain the listing of our Common Stock on the Nasdaq Global Market. Although the Company expects that a reverse stock split will result in an increase in the market price of the Common Stock, it may not increase the market price of the Common Stock in proportion to the reduction in the number of issued shares of Common Stock, or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC.

Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•

The reduced number of outstanding shares of Common Stock resulting from a reverse stock split could adversely affect the liquidity of the Common Stock. Among other things, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•

If the reverse stock split is accomplished and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

•

A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

•

The total market capitalization of the Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•

The increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock resulting from the reverse stock split may be construed as having an anti-takeover effect, as noted above.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

To ensure compliance with Treasury Department Circular 230, you are hereby notified that any discussion of tax matters set forth in this Proxy Statement was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by you, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Stockholders should seek advice based on their particular circumstances from an independent tax advisor.

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a capital asset. This summary is based upon provisions of the Code, and treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the reverse stock split.

This summary does not address all aspects of U.S. federal income taxes and does not deal with foreign, state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the U.S. federal income tax consequences applicable to you if you are subject to special treatment under the U.S. federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our Voting Stock; a partnership or other pass-through entity for U.S. federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”). If a partnership holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your tax advisors.

If implemented, the reverse stock split is intended to qualify as a tax-free “reorganization” under Section 368 under the Code. Assuming the reverse stock split qualifies as a reorganization under the Code, then, generally, no gain or loss will be recognized by the Company in connection with a reverse stock split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following a reverse stock split will have an aggregate basis equal to the aggregate basis of the pre-split Common Stock held by that stockholder immediately prior to the reverse stock split. Similarly, a stockholder’s holding period for the post-split Common Stock will included the holding period for the pre-split Common Stock exchanged therefor.

Our view regarding the tax consequences of a reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, stockholders should consult their own tax advisors regarding the potential tax consequences of a reverse stock split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 6 except to the extent of their ownership of shares of Common Stock.

Potential Anti-Takeover Effect

Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. The Board of Directors, however, did not approve the Reverse Split Amendment in response to any threatened or perceived takeover threat, and we are not aware of any such threat.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right.

Required Vote

The affirmative vote of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting is required to authorize the Board of Directors to execute a reverse split of the Company’s Common Stock within one year of the date of such stockholder authorization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO EXECUTE A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK WITHIN ONE YEAR OF THE DATE OF SUCH STOCKHOLDER AUTHORIZATION.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of our Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended February 1, 2014, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Tracy Gardner inadvertently filed a late Form 4 with regard to a transaction.

Information About Stockholder Proposals

To be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders, stockholder proposals must be received no later than January 16, 2015. To be considered for presentation at such meeting, although not included in our Proxy Statement, proposals must comply with our Bylaws and must be received no earlier than March 2, 2015 and no later than April 1, 2015. As to any proposals intended to be presented by a stockholder without inclusion in the our Proxy Statement relating to the 2015 Annual Meeting of Stockholders, the proxies named in our form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter no later than April 1, 2015. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by SEC regulations. All stockholder proposals should be marked for the attention of Secretary, dELiA*s, Inc., 50 West 23rd Street, New York, New York 10010.

Directions to Meeting

For directions to attend the Annual Meeting in person, you may call 212-590-6200.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

Ryan A. Schreiber

Senior Vice President, General Counsel and Secretary

New York, New York

May 16, 2014

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

dELiA*s, Inc.

dELiA*s, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is dELiA*s, Inc.

2. Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation (hereinafter called the “Certificate of Incorporation”) is hereby amended by deleting section A thereof and by inserting the following new section A in its place:

“A. Total Shares Authorized. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Twenty-Five Million (225,000,000), consisting of (i) 200,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (ii) 25,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”).”

3. This amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, dELiA*s, Inc. has caused this certificate to be signed this 17th day of June 2014.

dELiA*s, Inc.

By:
Name:
Title:

EXHIBIT B

dELiA*s, Inc.

2014 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT AND PURPOSE.

The dELiA*s, Inc. 2014 Stock Incentive Plan (the “Plan”) is established by dELiA*s, Inc. (the “Company”) to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders.

The Plan is effective on the day following its adoption by the Board, contingent on (a) the approval of the Plan by the Company’s stockholders within twelve (12) months after such date and (b) the approval by the Company’s stockholders of an increase in the number of authorized shares of Common Stock at least equal to the maximum number of shares of Common Stock that may be issued under the Plan. Awards, other than Restricted Stock or outright grants of shares of Stock, may be granted under the Plan on and after the effective date; provided that no such Award shall become exercisable, vested, earned or payable unless the Company’s stockholders approve the Plan within twelve (12) months after the Board’s adoption of the Plan and stockholders approve an increase in the number of authorized shares of Common Stock at least equal to the maximum number of shares of Common Stock that may be issued under the Plan. Restricted Stock and outright grants of shares of Stock may only be granted after the Company’s stockholders approve the Plan and such increase in the number of authorized shares of Common Stock.

Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date that is 10 years after the date of adoption of the Plan by the Board. Awards granted before that date shall remain valid in accordance with their terms.

The Plan is intended to permit the grant of Stock Options, Stock Appreciation Rights and Stock Awards in accordance with the Plan and procedures that may be established by the Administrator. Any proceeds received by the Company from the sale of shares of Stock under the Plan may be used for general corporate purposes.

Certain terms used herein are defined as set forth in Section 9.

2.	ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board or any of its Committees as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, Awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary or Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary or Affiliate). The terms of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Awards or any combination of types of Awards are to be granted hereunder;

(c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d) to approve forms of Agreement for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f) subject to Section 7(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

(h) to determine Fair Market Value; and

(i) to determine the type and amount of consideration, if any, to be received by the Company for any Award issued under the Plan.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement relating thereto) and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3, the rules of the principal stock exchange automated quotation system on which the Company’s Stock is listed for trading (the “Principal Exchange”), and the applicable provisions of Sections 162(m) and 409A of the Code. The Administrator may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, jurisdictions outside of the United States to comply with applicable tax and securities laws of those jurisdictions. If and to the extent applicable, this Plan is intended to comply with Sections 162(m) and 409A of the Code and the applicable requirements of Rule 16b-3 and the Principal Exchange and shall be limited, construed and interpreted in a manner so as to comply therewith. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.

Except to the extent prohibited by applicable law or, if the Administrator is the Committee, by resolution of the Board, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator or, if the Administrator is the Committee, by resolution of the Board, at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated person pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

The Administrator may designate employees of the Company and professional advisors to assist the Administrator in the administration of the Plan and may grant authority to employees or such advisors to execute agreements or other documents on behalf of the Administrator.

2

The Administrator may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Administrator or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Administrator, its members and any person designated pursuant to the above paragraphs shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Administrator or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Administrator or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification of the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

3.	STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 8,000,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or shares of Stock are tendered or withheld to satisfy the exercise price, purchase price or applicable tax withholdings, such shares of Stock shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and shall be added to the maximum number of shares of Stock which may be delivered under this Plan.

No further Awards shall be granted under the Company’s Prior Incentive Plan on and after the date the Company’s stockholders approve the Plan. If awards granted under the Company’s Prior Incentive Plan subsequently expire or otherwise lapse, are terminated or forfeited or are settled in cash, or are exchanged with the Administrator’s permission for awards (or Awards under this Plan) not covering shares of Stock, the shares of Stock subject to such awards granted under the Company’s Prior Incentive Plan shall be added to the maximum number of shares of Stock which may be delivered under this Plan. Any shares of Stock that are not issued or delivered as a result of a net exercise or settlement of an award granted under the Company’s Prior Incentive Plan or tendered to pay the exercise price, purchase price or withholding taxes related to an award granted under the Company’s Prior Incentive Plan also shall be added to the maximum number of shares of Stock which may be delivered under this Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock that may be delivered under the Plan may be subject to Incentive Stock Options. To the extent shares of Stock not issued under an Incentive Stock Option must be counted against this limit as a condition to satisfying the rules applicable to Incentive Stock Options, such rule shall apply to the limit on Incentive Stock Options granted under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock that may be covered by Awards denominated in shares of Stock, in the aggregate, granted to any one Participant during any calendar year shall be 1,500,000 shares; provided, however, that (i) if such Awards are denominated in shares of

3

Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash and (ii) any adjustment in the number of shares of Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For purposes of the foregoing limit, a Stock Option and any SAR granted in tandem with the Stock Option shall be treated as a single Award. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Section 162(m) of the Code (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Stock for which Awards may be granted to the Participant in any calendar year as required under Section 162(m) of the Code.

The maximum number of shares of Stock that may be subject to Awards under the Plan, the maximum number of shares of Common Stock that may be subject to Incentive Stock Options under the Plan and the maximum number of shares of Stock that may be covered under Awards granted to any one Participant during any calendar year or twelve (12)-month performance period shall, in each instance, be subject to adjustment as provided below; provided, however, that (i) substitute Awards granted under Section 7(g) shall not reduce the maximum number of shares of Stock that may be subject to Awards under the Plan (to the extent permitted by applicable stock exchange rules) and (ii) available shares of Stock under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan and shall not reduce the maximum number of shares of Stock that may be subject to Awards under the Plan (subject to applicable stock exchange requirements).

Upon any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraphs, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number. The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

Notwithstanding the foregoing, no adjustment hereunder shall be authorized or made if and to the extent the existence of such authority or action (a) would cause Awards under the Plan that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “qualified performance-based compensation,” (b) would cause the Administrator to be deemed to have the authority to change the targets, within the meaning of Section 162(m) of the Code, under performance goals or relating to Awards granted to Named Executive Officers and intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, (c) would cause a Non-409A Award to be subject to Section 409A of the Code, (d) would violate Code Section 409A for a 409A Award, (e) would cause a modification of an Incentive Stock Option under Section 424 of the Code and loss of treatment as an Incentive Stock Option or (f) would adversely affect any exemption under Rule 16b-3 of the Exchange Act, unless the Administrator determines that such adjustment is necessary and specifically acknowledges that the adjustment will be made notwithstanding any such result.

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Except as set forth herein, a share of Stock subject to any Award under this Plan shall reduce the maximum number of shares of Stock available for Awards under this Plan, and the maximum number of shares of Stock available for Incentive Stock Options under this Plan, by one. Except as otherwise provided herein, (i) any shares of Stock subject to an Award granted under this Plan which terminates by expiration, forfeiture, cancellation or otherwise, , (ii) shares of Stock not issued or delivered as a result of the net exercise or settlement of an outstanding Award granted under this Plan, (iii) shares of Stock tendered to pay the exercise or purchase price or withholding taxes relating to an outstanding Award granted under this Plan, and (iv) shares of Stock under a stock-settled SAR that are not actually issued in connection with settlement of the stock-settled SAR, shall all again be available for Awards under the Plan. Notwithstanding any other provision of the Plan, shares of Stock purchased on the open market with the proceeds of the exercise or purchase price of an Award shall not be available for Awards under the Plan.

4.	STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify or continue to qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options with respect to such excess shares of Stock.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. The exercise price per share under a Stock Option shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if the Stock Option is intended to be an Incentive Stock Option and is granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder if the Stock Option is intended to be an Incentive Stock Option) after the date the Incentive Stock Option is granted.

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(c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of each Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if so provided in the applicable option agreement or otherwise permitted by the Administrator, by one or more of the following: (i) by surrendering (actually or by attestation) unrestricted stock to the Company the Participant already owns based in any instance on the Fair Market Value of the Stock on the date the Stock Option is exercised, (ii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price, such as a cashless exercise through a broker; (iii) by means of a “net exercise” procedure by the surrender of shares of Stock to which the Participant is otherwise entitled under the Stock Award based upon the Fair Market Value of the Stocks on the date the Stock Option is exercised or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(e) Transferability of Stock Options. A Stock Option will be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 7(c).

(f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In

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the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however that that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such 90-day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. If an Optionee’s employment or provision of services terminates for Cause, any Stock Option held by such Optionee shall terminate contemporaneously therewith. In the event of termination of employment or provision of services for any reason other than death, Disability, Retirement or for Cause, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j) Notification. A Participant shall notify the Company of any sale or other disposition of shares of Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (a) within two years of the grant of the Incentive Stock Option or (b) within one year of the issuance of shares of Stock to the Participant (subject to any changes in such time periods as set forth in Section 422(a) of the Code). Such notice shall be in writing and directed to the Secretary of the Company.

(k) Failure to Qualify. The Company shall not be liable to any Participant or any other Person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that a Stock Option intended to be an Incentive Stock Option and granted hereunder does not qualify as an Incentive Stock Option.

5.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Incentive Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

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A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(i) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) the Fair Market Value per share of the Stock at the time of grant as shall be determined by the Administrator (if the Stock Appreciation Right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 7(g).

(iv) In addition, no Participant may be granted SARs in conjunction with Stock Options that are intended to be Incentive Stock Options (under this Plan and all other Incentive Stock Option plans of the Company and its Subsidiaries and Affiliates) which are first exercisable in any calendar year for shares of Stock having an aggregate Fair Market Value (determined as of the date the related Stock Option is granted) that exceeds $100,000.

(v) The maximum term of a SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten (10) years from the date such SAR was granted (or five (5) years for a SAR that is granted in conjunction with an Incentive Stock Option to a Ten Percent Shareholder). No SAR granted in conjunction with a Stock Option shall be exercisable or continue in existence after the expiration of the Stock Option to which the SAR relates.

(vi) No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Stock.

6.	STOCK AWARDS.

Stock and Stock Awards may be issued under the Plan, subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or any Subsidiary or Affiliate or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

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Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(i) cash or cash equivalents;

(ii) past services rendered to the Company or any Subsidiary or Affiliate; or

(iii) future services to be rendered to the Company or any Subsidiary or Affiliate (provided that, in such case, the Par Value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

Unless the Agreement provides otherwise, if the Participant must pay for a Stock Award, payment of the Award shall be made in cash (by certified or bank check or such other instrument as the Company may accept). If the Agreement so provides, the Administrator, in its discretion, may allow a Participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) unrestricted Stock to the Company the Participant already owns based in any instance on the then Fair Market Value of the Stock, (ii) by means of a “net exercise” procedure by the surrender of shares of Stock to which the Participant is otherwise entitled under the Stock Award based on the then Fair Market Value of the Stock, or (iii) by any combination of cash and/or any one or more of the methods in clauses (i) or (ii). A Participant’s rights in a Stock Award may be subject to repurchase upon specified events as determined by the Administrator and set forth in the Agreement.

Stock or Stock Awards also may be granted to a Participant as a bonus, in lieu of other obligations of the Company or any Subsidiary or Affiliate to pay cash or to deliver other property under this Plan or under any other plans or compensatory arrangements of the Company or any Subsidiary or Affiliate, as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or any Subsidiary or Affiliate, and granted as alternatives to or replacements of Awards granted or outstanding under the Plan or any other plan or arrangement of the Company or any Subsidiary or Affiliate, subject to such terms as shall be determined by the Administrator and the overall limitation on the number of shares of Stock that may be issued under the Plan.

7.	TERMS APPLICABLE TO ALL AWARDS.

All Awards granted under the Plan shall be subject to the following terms and conditions unless the Administrator shall determine otherwise:

(a) Written Agreement. Each Award shall be evidenced by a written or electronic Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant. Each Agreement should specify whether the Award is intended to be a Non-409A Award or a 409A Award.

(b) Nontransferability. Except as provided in (c) below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order. In the event of any transfer of a Stock Option or SAR granted in conjunction

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with a Stock Option (by the Participant or his transferee), the Stock Option and corresponding SAR must be transferred to the same Person or Persons or entity or entities. Except as provided in (c) below, during the lifetime of the Participant to whom the Stock Option or SAR is granted, the Stock Option or SAR may be exercised only by the Participant, it being understood that the term “Participant” includes the guardian and legal representative of the Participant named in the applicable option agreement and any person to whom the Stock Option is transferred pursuant to Section 7(c) or pursuant to the applicable option agreement or by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of a Participant’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

(c) Transferable Awards. Section 7(b) to the contrary notwithstanding, if the Agreement so provides, an Award that is not an Incentive Stock Option or a corresponding SAR that relates to an Incentive Stock Option may be transferred by a Participant to Family Members. Any such transfer will be permitted only if (a) the Participant does not receive any consideration for the transfer and (b) the Administrator expressly approves the transfer. The holder of the Award transferred pursuant to this Section 7(c) shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. A Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

(d) Participant Status. If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or a Subsidiary or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or any Subsidiary or Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Subsidiaries or Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three months, and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three-month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Subsidiaries or Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Administrator, in its discretion, and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or a Subsidiary or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Subsidiary or Affiliate that employs the Participant is no longer the Company or an entity that qualifies as a Subsidiary or an Affiliate. The foregoing provisions apply to a 409A Award only to the extent Section 409A of the Code does not otherwise treat the Participant as continuing in service or employment or as having a separation from service at an earlier time.

(e) Extension of Time for Awards. Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in shares of Stock is prohibited by law or by any insider trading policy of the Company, the term of the Award shall automatically be extended until thirty (30) days after the expiration of any such prohibitions to permit the Participant to realize the value of the Award, provided such extension with respect to the applicable Award (i) is

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permitted by law, (ii) does not result in a violation of Section 409A with respect to the Award, (iii) permits any Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code to continue to so qualify and (iv) does not otherwise adversely impact the tax consequences of the Award (such as for incentive stock options and related Awards). An Agreement may provide that the Award will be automatically, and without any action by the Participant, deemed exercised, by means of a “net exercise” procedure, immediately prior to the expiration of the Award if the then Fair Market Value of the underlying shares of Common Stock at that time exceeds the exercise or purchase price or base value of the Award, in order to permit the Participant to realize the value of the Award. With respect to a Stock Option and its corresponding SAR, the Agreement may provide which Award will be deemed exercised. If the Agreement does not so provide, the Stock Option shall be deemed exercised and the corresponding SAR shall expire unexercised.

(f) Substitute Awards. Awards may be granted in substitution of options, stock appreciation rights, stock awards or other awards held by an individual who becomes an employee, officer, director, consultant or advisor of the Company or any Subsidiary or Affiliate in connection with a transaction described in Section 3. Notwithstanding any other provision of the Plan (except the limits on the number of shares of stock deliverable under the Plan), the terms of such substitute Awards shall be as the Administrator in its discretion determines appropriate.

8.	QUALIFIED PERFORMANCE-BASED COMPENSATION.

In accordance with the Plan, the Administrator may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. Objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may be stated with respect to (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Stock (or any other publicly-traded securities of the Company); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; and (z) shareholder equity. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a Company, Subsidiary, Affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and

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payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, an Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions.

The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth above. Notwithstanding the preceding sentence, the Administrator may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Administrator determines that such reduction is appropriate under the facts and circumstances. In no event shall the Administrator have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

If the Administrator, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above enumerated performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Administrator certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Section 8 to constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Section 8 merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or Disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Section 162(m) of the Code. In determining if the performance conditions have been achieved, the Administrator may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, a Subsidiary, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Administrator also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) costs and accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management’s discussion and analysis of the financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year or as identified in the financial statements, the notes to the financial statements or other securities law filings (each as defined by generally accepted accounting principles), (e) acquisitions, dispositions or discontinued operations or (f) foreign exchange gains or losses as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. To the extent any such adjustments would affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility and, to the extent required under Section 162(m) of the Code for “qualified performance-based compensation,” set forth in the applicable Agreement.

The purpose of this Section 8 is to permit the grant of Awards that constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Administrator may specify that the Award is intended to constitute “qualified performance-based compensation” by conditioning the right of the Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of any of the enumerated performance criteria and conditions set forth in this Section 8. Notwithstanding the

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foregoing, the Administrator may grant an Award that is subject to the achievement or satisfaction of performance conditions that are not specifically set forth herein to the extent the Administrator does not intend for such Award to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or Stock Appreciation Right shall be granted or become exercisable, no Stock Award ,shall be granted or settled, no shares of Stock shall be issued, no certificates for shares of Stock shall be delivered and no cash payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Stock issued pursuant to an Award may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Administrator otherwise deems appropriate. No Stock Option or Stock Appreciation Right shall be granted or become exercisable, no Stock Award shall be granted or settled, no shares of Stock shall be issued, no certificate for shares of Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

The Administrator may postpone any grant, exercise, vesting or payment of an Award for such time as the Administrator in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Stock or other shares of stock of the Company on a stock exchange if shares of Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Subsidiary or Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Subsidiary or Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Subsidiary or Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Administrator shall have any obligation or liability to any Participant or to any other person with respect to shares of Stock or payments as to which the Award shall lapse because of such postponement.

Additionally, the Administrator may postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company’s or any applicable Subsidiary’s or Affiliate’s deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

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A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law or any applicable claw-back or recoupment policy of the Company or any of its Subsidiaries or Affiliates requires such forfeiture or reimbursement.

10.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Award granted to him or her hereunder which has not previously been exercised or accepted in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Stock as a stock dividend on its outstanding Stock, or (ii) additional shares or new or different shares or other securities of the Company or any other non-cash assets are distributed with respect to such shares of Stock, the number of shares of Stock deliverable upon such Award of shares be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the exercise price or purchase price or base value per share, if any, to reflect such events. The number of shares of Stock subject to the limitations in Section 3 shall also be proportionately adjusted upon the occurrence of such events.

(b) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Stock Options and Stock Appreciation Rights, either (i) make appropriate provision for the continuation of such Stock Options and Stock Appreciation Rights by substituting on an equitable basis for the Shares then subject to such Stock Options and Stock Appreciation Rights either the consideration payable with respect to the outstanding shares of Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Options and Stock Appreciation Rights must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Stock Options and Stock Appreciation Rights being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Stock Options and Stock Appreciation Rights shall terminate (whether or not they previously became exercisable); or (iii) terminate all Stock Options and Stock Appreciation Rights in exchange for a cash or other payment equal to the excess of the Fair Market Value of the shares subject to such Stock Options and Stock Appreciation Rights (either to the extent then exercisable or, at the discretion of the Administrator, all Stock Options and Stock Appreciation Rights being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof (in which event Stock Options and Stock Appreciation Rights whose exercise price is equal to or greater than the Fair Market Value of the Stock shall be terminated without any payment therefor).

The Administrator or the Successor Board shall either (i) make appropriate provisions for the continuation of such Awards by substituting on an equitable basis for the shares of Stock then subject to such Awards either the consideration payable with respect to the outstanding shares of Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all such Awards (either to the extent then payable or, at the discretion of the Administrator, all such Awards being made fully payable for purposes of this Subparagraph) must be settled (to the extent then earned and payable) within a specified number of days of the date of such notice, at the end of which period the Awards that are not settled shall terminate (whether or not the Awards previously become payable); or (iii) terminate all such Awards in exchange for a cash or other payment equal to the excess of the Fair Market Value of the Stock subject to such Awards over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Awards.

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Payments under this Subparagraph may be made, at the discretion of the Administrator, in cash, securities or such other consideration as is to be paid in the Acquisition.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Stock, a Participant upon exercising a Stock Option or Stock Appreciation Right (if payable in Stock) or accepting a Stock Award payable in Stock shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Award had been exercised or accepted prior to such recapitalization or reorganization.

(d) Modifications. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO. All adjustments to Awards made pursuant to subparagraphs (a), (b) or (c) shall be made in accordance with Section 409A of the Code.

11.	MISCELLANEOUS.

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate or Subsidiary, or (ii) made to permit the Company or an Affiliate or Subsidiary a deduction under the Code. No such amendment shall be made without the approval of the Company’s stockholders to the extent such shareholder approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed or to the extent required by law or any tax or regulatory requirement applicable to the Plan or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing of any outstanding Awards, (ii) increase the aggregate number of shares of Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) change the performance conditions set forth in Section 8 of the Plan for Awards that intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will resubmit the material terms of the performance conditions set forth in Section 8 to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the performance objectives. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

(b) Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

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(c) General Provisions.

(i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement (but only to the extent of the minimum required tax withholdings). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under similar laws may be made unless expressly permitted by the terms of the Award or by action of the Administrator in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Administrator of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provisions.

(v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(vi) Any amounts owed to the Company or an Affiliate or Subsidiary by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and any Subsidiary or Affiliate and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate or Subsidiary.

(vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 11(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder) (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), such payment or right shall be reduced (or delayed) to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv) None of the Company, a Subsidiary, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi) The Administrator, in its discretion, may require the Participant on or before the date of grant, exercise, payment or settlement of an Award to enter into (i) a confidentiality, non-solicitation, non-competition,

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non-disparagement or other similar agreement with the Company or any Subsidiary or Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Subsidiary or Affiliate or any other date the Administrator may specify and shall contain such terms and conditions as the Administrator shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary or Affiliate and such Participant and/or (iii) a shareholders’ agreement with respect to shares of Stock to be issued pursuant to the Award. If the Participant should fail to enter into any such agreement at the Administrator’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Stock available under the Plan. In the event the Participant should enter into any such confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Subsidiary or Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, and the Participant subsequently breach or violate any provision of such agreement, then the Participant shall forfeit any and all further rights under such Award and the Participant agrees to return to the Company (unless the Administrator specifically provides otherwise in writing), any shares of Stock previously required under such Awards, any Dividends or other amounts the Participant previously received with respect to such Awards, any cash or other consideration that the Participant received from the Company with respect to such Award, the amount of any consideration that the Participant received as a result of any sale, transfer or other disposition of shares of Stock acquired under the Awards and any amounts that the Company withheld (or deemed withheld pursuant to a net exercise) for any applicable withholding taxes with respect to such Awards.

(xvii) Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Subsidiary or Affiliate for Cause.

(xviii) The Company may endorse such legend or legends upon the certificates for shares of Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, (c) permit the Company to determine the occurrence of a “disqualifying disposition” as described in Section 421(b) of the Code of the shares of Common Stock transferred upon the exercise of an incentive stock option granted under the Plan or (d) as may be appropriate to continue an Award’s exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

(xix) Notwithstanding any other provisions of this Plan, except for adjustments pursuant to Section 10 or to the extent approved by the Company’s stockholders and consistent with the rules of any stock exchange on which the Company’s securities are traded, this Plan does not permit (a) any decrease in the exercise or purchase price or base value of any outstanding Awards, (b) the issuance of any replacement Stock Options or Stock Appreciation Rights which shall be deemed to occur if a Participant agrees to forfeit an existing Stock Options or Stock Appreciation Rights in exchange for a new Stock Options or Stock Appreciation Rights with a lower exercise price or base value, (c) the Company to repurchase underwater or out-of-the-money Stock Options or Stock Appreciation Rights, which shall be deemed to be those Stock Options or Stock Appreciation Rights with exercise prices or base values in excess of the current Fair Market Value of the shares of Stock underlying the Stock Options or Stock Appreciation Rights, (d) the issuance of any replacement or substitute Awards or the payment of cash in exchange for, or in substitution of, underwater or out-of-the-money Stock Options or Stock Appreciation Rights, (e) the Company to repurchase any Award if the Award has not become exercisable, vested or payable prior to the repurchase or (f) any other action that is treated as a repricing under generally accepted accounting principles.

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(xx) No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereof shall be forfeited or otherwise eliminated.

(xxi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

12.	SECTION 409A PROVISION

(a) Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Administrator. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Administrator. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any other provision hereof, the Administrator may amend any outstanding Award without Participant’s consent if, as determined by the Administrator, in its sole discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Administrator shall be liable to a Participant or any other Person if an Award that is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

(b) 409A Awards. The Administrator may grant Awards under the Plan that are intended to be 409A Awards that comply with Section 409A of the Code. The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

(c) Election Requirements. If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Administrator prior to the following dates or will have no effect whatsoever:

(i) Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;

(ii) With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

(iii) With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Company’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

(iv) With respect to mid-year Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

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The Administrator may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (a) the Subsequent Deferral Election must not take effect until twelve (12) months after the date on which it is made, (b) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five (5) years from the date such payment would otherwise have been made and (c) the Subsequent Deferral Election is received by the Administrator at least twelve (12) months prior to the date the payment would otherwise have been made. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

(d) Time of Payment. The time and form of payment of a 409A Award shall be as set forth in an applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, Disability, Change in Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

(e) Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

(f) Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or a Subsidiary or Affiliate) will permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to have continued employment and to not have a separation from service while on a leave of absence if the leave does not exceed six (6) consecutive months (twenty-nine (29) months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company, Subsidiary or Affiliate under an applicable statute or by contract. For this purpose, a “disability leave of absence” is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, where such impairment causes the Participant to be unable to perform the duties of Participant’s position of employment or a substantially similar position of employment. Continued services solely as a director of the Company or a Subsidiary or Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

(g) Key Employee Rule. Notwithstanding any other provision of the Plan, any distribution of a 409A Award that would be made upon a separation from service within six (6) months following the separation from service of a “specified employee” as defined under Code Section 409A and as determined under procedures adopted by the Board or its delegate shall instead occur on the first day of the seventh month following the separation from service (or upon the Participant’s death, if earlier) to the extent required by Section 409A of the Code. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the requisite delay period.

20

(h) Distributions Upon Vesting. In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or the applicable Agreement, the distribution shall be made not later than two and one-half (2 1/2) months after the calendar year in which the risk of forfeiture lapsed.

(i) Scope and Application of this Provision. For purposes of this Section 13, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares of Stock or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

13.	DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a) “409A Award” means an Award that is intended to be subject to Section 409A of the Code.

(b) “Agreement” means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

(c) “Affiliate” means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code, except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations, (including an entity that becomes an Affiliate after the adoption of the Plan).

(d) “Award” means a Stock Appreciation Right, Stock Option or Stock Award granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall, if the agreement so provides, govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(g) “Change in Control” means the occurrence of any of the following events except as otherwise determined by the Administrator and set forth in the applicable Agreement:

(i) The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of fifty percent (50%) or more of the voting power of the Company’s voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation, reorganization or other transaction (a “Business Combination”) that would not cause a Change in Control under subsections (ii), (iii) or (iv) below; or

21

(ii) Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of the voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and more than fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that Business Combination owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, or

(iii) A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (ii) above or (iv) below; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (ii) and (iii) above; or

(v) The acquisition by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company (i) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (ii) by contract; provided that a Change in Control will not be deemed to have occurred if such power was acquired (x) directly from the Company in a transaction approved by the Incumbent Board, (y) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (z) by any person pursuant to a Business Combination that would not cause a Change in Control under subsections (b), (c) or (d) above; or

(vi) During any period of two consecutive years, the Incumbent Board ceases to constitute a majority of the Board.

Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred with respect to a Participant in connection with the time or form of payment of the Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code) if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code (otherwise, with respect to vesting of the 409A Award and any other terms of the 409A Award that do not require a Change in Control to comply with its meaning under Section 409A of the Code for the 409A Award to be in compliance with Section 409A of the Code, Change in Control shall have the same meaning as described above).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) “Commission” means the Securities and Exchange Commission or any successor agency.

(j) “Committee” means a committee of Directors appointed by the Board to administer this Plan. With respect to Awards granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Awards to Participants hereunder, the Committee shall be the Company’s Compensation Committee, which shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code and an independent director under the rules of the Principal Exchange.

(k) “Company” means dELiA*s, Inc., a Delaware corporation and any successor thereto.

22

(l) “Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

(m) “Director” means a member of the Company’s Board of Directors.

(n) “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. Notwithstanding the foregoing, Disability means, for purposes of an incentive stock option, a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code and, to the extent necessary for any 409A Award to be in compliance with Section 409A of the Code, Disability, with respect to the time or form of payment of a Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code), means the Participant is Disabled within the meaning of Section 409A of the Code. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(o) “Effective Date” means April 3, 2014.

(p) “Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate. Eligible Individual includes any entity which is a wholly-owned alter ego of an individual eligible to participate in this Plan. With respect to any Director who is (i) designated or nominated to serve as a Board member by a stockholder of the Company and (ii) an employee of such stockholder of the Company, then, at the irrevocable election of the employing stockholder, the Person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Subsidiaries or Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. An Award may be granted to an Eligible Individual who has been offered employment or service by the Company or a Subsidiary or an Affiliate and who would otherwise qualify as eligible to receive the Award to the extent that Eligible Individual commences employment or service with the Company or a Subsidiary or an Affiliate, provided that such Eligible Individual may not receive any payment or exercise any right relating to the Award, and the grant of the Award will be contingent, until such Eligible Individual has commenced employment or service with the Company or a Subsidiary or an Affiliate.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(r) “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported. The Fair Market Value that the Administrator determines shall be final, binding and conclusive on the Company, any Subsidiary or Affiliate and each Participant. Fair Market Value relating to the exercise price or base value, of any Non-409A Award that is an Option or Stock Appreciation Right shall conform to the requirements for exempt stock rights under Section 409A of the Code.

23

(s) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(t) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Incumbent Board” means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company’s Board at the beginning of any period of two consecutive years or (b) members who become members of the Company’s Board subsequent to such time whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

(v) “Named Executive Officer” means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the three highest compensated officers of the Company (other than the Chief Executive Officer or the Chief Financial Officer) or is otherwise one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

(w) ”Nasdaq” means The NASDAQ Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

(x) “Non-409A Award” means an Award that is not intended to be subject to Section 409A of the Code.

(y) “Non-Employee Director” means a Director who is not an officer or employee of the Company or Subsidiary or Affiliate.

(z) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(aa) ”Optionee” means a person who holds a Stock Option.

(bb) “Participant” means a person granted an Award.

(cc) “Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

(dd) “Plan” means this dELiA*s, Inc. 2014 Stock and Cash Incentive Plan, in its current form and as hereafter amended.

(ee) “Prior Incentive Plan” means the Company’s 2005 Stock Incentive Plan.

24

(ff) “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(gg) “Restricted Stock” and “Restricted Stock Units” has the meaning given in Section 6.

(hh) “Retirement” means retirement from active employment under a pension plan of the Company or any Subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

(ii) “Stock” means the common stock, par value $.001 per share, of the Company.

(jj) “Stock Appreciation Right” means a right granted under Section 5.

(kk) “Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(ll) “Stock Option” means an option granted under Section 4.

(mm) “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company (including an entity that becomes a Subsidiary after the adoption of the Plan.

(nn) “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

(oo) “Underwriting Agreement” means the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

(pp) “Underwriting Date” means the date on which the Underwriting Agreement is executed in connection with an initial underwritten public offering of the Stock.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

25

EXHIBIT C

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

dELiA*s, Inc.

dELiA*s, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is dELiA*s, Inc.

2. Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation (hereinafter called the “Certificate of Incorporation”) is hereby amended by adding the following new section D at the end thereof:

“D. Reverse Stock Split.

1. Effective upon the effective time of this Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Split Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Split Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Split Effective Time are reclassified into a smaller number of shares such that each two to ten shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock, the exact ratio within the two to ten range to be determined by the board of directors of the Corporation prior to the Split Effective Time and publicly announced by the Corporation. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued. In lieu thereof, any fractional shares that would otherwise be issuable as a result of the foregoing reverse stock split shall be rounded up to the nearest whole share of New Common Stock. The term “New Common Stock” as used in this section D shall mean Common Stock, as provided in the Certificate of Incorporation, as reclassified and outstanding after giving effect to the foregoing reclassification of Common Stock.”

2. Each stock certificate that, immediately prior to the Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time shall, from and after the Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive rounded up shares of Common Stock in lieu of fractional shares after the Split Effective Time).”

3. This Certificate of Amendment shall be effective [    ], 201[    ] at [    ] [A.M./P.M.] Eastern Time.

4. This amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, dELiA*s, Inc. has caused this certificate to be signed this         day of                     , 20    .

dELiA*s, Inc.

By:
Name:
Title:

ANNUAL MEETING OF STOCKHOLDERS OF

dELiA*s, INC.

June 17, 2014, 9:00 a.m.

dELiA*s, Inc.

50 W. 23rd Street

10th Floor

New York, New York 10010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 17, 2014.

The Proxy Statement, form of proxy and the Company’s 2013 Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/14450/.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.   i

¢ 20730303033000000000 4	061714

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

“FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “FOR” PROPOSAL 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)				2.	Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending January 31, 2015.	☐	☐	☐
		NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Mario Ciampi O Seth A. Cohen O Tracy Gardner O Paul J. Raffin O Scott M. Rosen O Joshua M. Schwartz O Michael Zimmerman		3.	Proposal to approve the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.	☐	☐	☐
				4.

Proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share.

						☐	☐	☐
				5.	Proposal to approve the Company’s 2014 Stock Incentive Plan.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				6.	Proposal to authorize the Board of Directors of the Company to execute a reverse split of the Common Stock within one year of the date of stockholder authorization.	☐	☐	☐

				This Proxy when executed will be voted in the manner directed herein.
				If no direction is made, this Proxy will be voted FOR the election of all nominees for director, FOR Proposal No. 2, FOR Proposal No. 3, FOR Proposal No. 4, FOR Proposal No. 5 and FOR Proposal No. 6.

				In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

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e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

	0		¢

dELiA*s, INC.

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS

June 17, 2014

dELiA*s, Inc.’s Board of Directors Solicits This Proxy

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 16, 2014, in connection with the Annual Meeting of dELiA*s, Inc. (the “Company”) to be held at 9:00 a.m., local time, on Tuesday, June 17, 2014 at the offices of dELiA*s, Inc., 50 W. 23th Street, 10th Floor, New York, New York 10010, and hereby appoints David J. Dick and/or Ryan A. Schreiber, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

(Continued and to be signed on the reverse side.)

¢		14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

dELiA*s, INC.

PREFERRED STOCK

June 17, 2014, 9:00 a.m.

dELiA*s, Inc.

50 W. 23rd Street

10th Floor

New York, New York 10010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 17, 2014.

The Proxy Statement, form of proxy and the Company’s 2013 Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/14450/.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20730303033000000000 4	061714

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

“FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “FOR” PROPOSAL 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)				2.	Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending January 31, 2015.	☐	☐	☐
		NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Mario Ciampi O Seth A. Cohen O Tracy Gardner O Paul J. Raffin O Scott M. Rosen O Joshua M. Schwartz O Michael Zimmerman		3.	Proposal to approve the non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.	☐	☐	☐
				4.

Proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 200,000,000, $.001 par value per share.

						☐	☐	☐
				5.	Proposal to approve the Company’s 2014 Stock Incentive Plan.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				6.	Proposal to authorize the Board of Directors of the Company to execute a reverse split of the Common Stock within one year of the date of stockholder authorization.	☐	☐	☐

				This Proxy when executed will be voted in the manner directed herein.
				If no direction is made, this Proxy will be voted FOR the election of all nominees for director, FOR Proposal No. 2, FOR Proposal No. 3, FOR Proposal No. 4, FOR Proposal No. 5 and FOR Proposal No. 6.

				In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

	0		¢

dELiA*s, INC.

PREFERRED STOCK

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS

June 17, 2014

dELiA*s, Inc.’s Board of Directors Solicits This Proxy

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 16, 2014, in connection with the Annual Meeting of dELiA*s, Inc. (the “Company”) to be held at 9:00 a.m., local time, on Tuesday, June 17, 2014 at the offices of dELiA*s, Inc., 50 W. 23th Street, 10th Floor, New York, New York 10010, and hereby appoints David J. Dick and/or Ryan A. Schreiber, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Preferred Stock of the Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

(Continued and to be signed on the reverse side.)

¢		14475	¢